UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

 ☐  Preliminary Proxy Statement

  ☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  ☒  Definitive Proxy Statement

  ☐  Definitive Additional Materials

  ☐  Soliciting Material under §240.14a-12

LEONABIO, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

 ☒  No fee required

  ☐  Fee paid previously with preliminary materials

  ☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

May 11, 2026

Dear Fellow Stockholders:

We are pleased to invite you to attend the 2026 annual meeting of stockholders (together with any postponement, adjournments or other delays thereof, the “Annual Meeting”) of LeonaBio, Inc. (the “Company”). The Annual Meeting will be held on June 22, 2026, at 8:00 a.m., Pacific Time. The Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/LONA2026, where you will be able to listen to the meeting live, submit questions and vote online.

The attached formal meeting notice and proxy statement contain details of the business to be conducted at the Annual Meeting.

Your vote is important. Whether or not you attend the Annual Meeting virtually, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to vote and submit your proxy promptly via the internet, telephone or mail.

On behalf of our board of directors, we would like to express our appreciation for your continued support of and interest in the Company.

Sincerely,

MARK J. LITTON, PH.D.

President and Chief Executive Officer

LeonaBio, Inc.

LEONABIO, INC.

18706 North Creek Parkway, Suite 104

Bothell, Washington 98011

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

Time and Date	8:00 a.m., Pacific Time, on June 22, 2026
Place

The 2026 annual meeting of stockholders virtually (together with any postponement, adjournments or other delays thereof, the “Annual Meeting”) of LeonaBio, Inc. (the “Company”) will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholder meeting.com/LONA2026, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.

Items of Business
•
Proposal No. 1: The election of three nominees as Class III directors, each to hold office for a term of three years and until his or her respective successor is elected and qualified, or until his or her earlier death, resignation or removal.
•
Proposal No. 2: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.
•
Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers.
•
Proposal No. 4: The approval, on an advisory basis, of the frequency of future stockholder advisory votes on the compensation of our named executive officers.
•
Proposal No. 5: Any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Record Date

May 1, 2026

Only stockholders of record as of May 1, 2026 are entitled to notice of and to vote at the Annual Meeting. For ten days prior to the Annual Meeting, a complete list of stockholders of record entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting. If you would like to view the list, please contact our corporate secretary to schedule an appointment by calling (425) 620-8520 or writing to LeonaBio, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Corporate Secretary.

Proxy Materials

The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”).

The Notice of Internet Availability, containing instructions on how to access our proxy statement, notice of Annual Meeting, form of proxy and our annual report, is first being sent or given on or about May 11, 2026 to all stockholders entitled to vote at the Annual Meeting. The Notice of Internet Availability provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy materials and our annual report can be accessed as of May 11, 2026 by visiting www.proxyvote.com. All you have to do is enter the control number located on your proxy card.

If your shares of common stock are held in a brokerage account or by a broker, bank or other nominee (i.e., your shares are held beneficially in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by completing the voting instruction form and returning it to your broker, bank or other nominee for your shares to be voted. We recommend that you instruct your broker, bank or other nominee to vote your shares using the voting instruction form. The availability of internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.

Voting	Whether or not you plan to attend the virtual Annual Meeting, we urge you to submit your proxy via the internet or telephone or by mail as soon as possible.

By order of the board of directors,

MARK J. LITTON, PH.D.

President and Chief Executive Officer

LeonaBio, Inc.

Bothell, Washington

May 11, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 22, 2026.

The proxy statement, the accompanying proxy card, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available free of charge at www.proxyvote.com. Information on this website, other than this proxy statement, is not a part of this proxy statement. Please sign, date and promptly return the proxy card, or submit your proxy and voting instructions over the Internet or by telephone by following the instructions on the proxy card, so that you may be represented at the Annual Meeting.

The accompanying proxy statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying proxy statement, including the appendices, carefully and in their entirety.

LEONABIO, INC.

PROXY STATEMENT

FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

To be Held at 8:00 a.m., Pacific Time, on June 22, 2026

The board of directors of LeonaBio, Inc., a Delaware corporation (“we,” “us,” “our,” the “Company” or “LeonaBio”), is soliciting proxies to be used at our 2026 annual meeting of stockholders (together with any postponement, adjournment or continuation thereof, the “Annual Meeting”). The Annual Meeting will be held on June 22, 2026, at 8:00 a.m., Pacific Time. The Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/LONA2026, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.

The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about May 11, 2026 to all stockholders of record as of May 1, 2026. The proxy materials and our annual report can be accessed as of May 11, 2026 by visiting www.proxyvote.com. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Why am I receiving these materials?

This proxy statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting.

Your vote is very important. Whether or not you attend the virtual Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to vote and submit your proxy promptly via the internet, telephone or mail. Voting your shares by proxy ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

What proposals will be voted on at the annual meeting?

The following proposals will be voted on at the Annual Meeting:

•
Proposal No. 1: The election of three nominees as Class III directors, each to hold office for a term of three years and until his or her respective successor is elected and qualified, or until his or her earlier death, resignation or removal.
•
Proposal No. 2: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.
•
Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers.
•
Proposal No. 4: The approval, on an advisory basis, of the frequency of future stockholder advisory votes on the compensation of our named executive officers.
•
Proposal No. 5: Any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

As of the date of this proxy statement, our management and board of directors were not aware of any other matters to be presented at the Annual Meeting.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends that you vote your shares:

•
“FOR” the election of each Class III director nominee named in this proxy statement (Proposal No. 1) (which nominees are Kelly A. Romano, James A. Johnson and Natalie C. Holles).
•
“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 (Proposal No. 2).
•
“FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3).
•
To hold future stockholder advisory votes on the compensation of our named executive officers every “THREE YEARS” (Proposal No. 4).

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the close of business on May 1, 2026, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were 9,393,514 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. Stockholders are not permitted to cumulate votes with respect to the election of directors. We do not have any outstanding shares of preferred stock.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare Inc., then you are considered the stockholder of record with respect to those shares, and this Notice of Internet Availability was sent directly to you by us. As a stockholder of record, you have the right to grant your proxy directly to the individuals listed on the proxy card or to vote by ballot at the Annual Meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.” Only stockholders of record as of May 1, 2026 are entitled to notice of and to vote at the Annual Meeting. For ten days prior to the Annual Meeting, a complete list of stockholders of record entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting. If you would like to view the list, please contact our corporate secretary to schedule an appointment by calling (425) 620-8520 or writing to LeonaBio, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Corporate Secretary.

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Beneficial owners are also invited to attend the virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares directly at the Annual Meeting unless you follow the procedures for obtaining a legal proxy from your broker, bank or other nominee. If you request a printed copy of the proxy materials by mail, your broker, bank or other nominee will provide a voting instruction card for you to use. Throughout this proxy statement, we refer to these holders as “street name stockholders.”

How many votes are needed for approval of each proposal?

•
Proposal No. 1: Each director is elected by a plurality of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of a WITHHOLD vote or a broker non-vote, will have no effect on the outcome of the election.
•
Proposal No. 2: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the voting power of the shares cast, affirmatively or negatively. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal.
•
Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the voting power of the shares cast, affirmatively or negatively. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal. Because this proposal is an advisory vote, the result will not be binding on our board of directors or our company. Our board of directors and our compensation committee, however, will consider the outcome of the vote when determining named executive officer compensation.
•
Proposal No. 4: The approval, on an advisory basis, of the frequency of future stockholder advisory votes on the compensation of our named executive officers, the frequency (one year, two years or three years) receiving the highest number of votes cast at the Annual Meeting will be considered the frequency preferred by the stockholders. You may vote ONE YEAR, TWO YEARS or THREE YEARS with respect to this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal. Because this proposal is an advisory vote, the result will not be binding on our board of directors or our company. However, our board of directors and our compensation committee intend to hold stockholder advisory votes on the compensation of our named executive officers in the future in accordance with the alternative that receives the highest number of votes cast at the Annual Meeting.

What is the quorum requirement for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws (the “Bylaws”) and Delaware law. The presence, including virtually or by proxy, of a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote will constitute a quorum to transact business at the Annual Meeting. Abstentions, withheld votes and broker non-votes, if any, are counted as present and entitled to vote for purposes of determining a quorum. Whether or not a quorum exists, the chairperson of the meeting may adjourn the meeting to another time or place.

How do I vote and what are the voting deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

•
By internet following the instructions using the control number provided on your proxy card;
•
By telephone using the numbers provided on your proxy card;
•
By attending the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/LONA2026, where you can vote during the meeting; or

•
By signing, dating and returning your proxy card following the instructions on your proxy card. Your proxy card must be received prior to the Annual Meeting.

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. You must follow the instructions provided by your broker, bank or other nominee in order to instruct them on how to vote your shares. The availability of internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, then you may not vote your shares by ballot at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•
“FOR” the election of each Class III director nominee named in this proxy statement (Proposal No. 1) (which nominees are Kelly A. Romano, James A. Johnson and Natalie C. Holles).
•
“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 (Proposal No. 2).
•
“FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3).
•
To hold future stockholder advisory votes on the compensation of our named executive officers every “THREE YEARS” (Proposal No. 4).

In addition, if any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are considered non-routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our routine matter, but is not able to vote your shares on non-routine matters, then those shares will be treated as broker non-votes with respect to non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy?

Stockholder of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the Annual Meeting by:

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entering a new vote by internet or telephone (subject to the applicable deadlines for each method as set forth above);
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completing and returning a later-dated proxy card, which must be received prior to the Annual Meeting;
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delivering a written notice of revocation to our corporate secretary at LeonaBio, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Corporate Secretary, which must be received prior to the Annual Meeting; or
•
attending virtually and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What do I need to do to attend the Annual Meeting?

We will be hosting the Annual Meeting via live webcast only. You will be able to attend the Annual Meeting virtually, submit your questions during the meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/LONA2026. To participate in the Annual Meeting, you will need the control number included on your proxy card. The Annual Meeting webcast will begin promptly at 8:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

How can I get help if I have trouble checking in or listening to the Annual Meeting online?

If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.

What is the effect of giving a proxy?

Proxies are being solicited by and on behalf of our board of directors. Mark Litton, our president and chief executive officer, Robert Renninger, our chief financial officer, and Mark Worthington, our general counsel, chief compliance officer and corporate secretary, have been designated as proxy holders for the Annual Meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy card is dated and signed but no specific instructions are given, then the shares will be voted in accordance with the recommendation of our board of directors. If any other matters are properly brought before the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote your shares.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of election.

How can I contact LeonaBio’s transfer agent?

You may contact our transfer agent, Computershare Inc., by telephone at (800) 736-3001, or by writing Computershare Inc., P.O. Box 43006, Providence, RI 02940-3078. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the internet at www.computershare.com/investor.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Annual Meeting by means of these proxy materials. By signing, dating and returning the proxy card, or by submitting your proxy over the internet or by telephone using the instructions found on the proxy card, you are authorizing the persons named as proxies to vote your shares at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the board of directors by the Company’s directors, director nominees, and certain of our executive officers and other employees.

We will bear the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their proxies. In addition to soliciting the proxies by mail and the internet, certain of our directors, officers and employees, without compensation, may solicit proxies personally or by telephone, facsimile and e-mail.

We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of our proxy materials. Copies of our solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”) within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, then we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Why did I receive a notice of internet availability instead of a full set of proxy materials?

In accordance with the rules of the SEC we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce our costs and the environmental impact of our annual meetings.

What does it mean if I receive more than one notice of internet availability?

If you receive more than one Notice of Internet Availability, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we can deliver a single copy of the Notice of Internet Availability to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of next year’s Notice of Internet Availability or proxy statement and annual report, as applicable, stockholders may contact us at the following address and telephone number:

LeonaBio, Inc.

Attention: Investor Relations

18706 North Creek Parkway, Suite 104

Bothell, Washington 98011

Tel: (425) 620-8501

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

If a stockholder would like us to consider including a proposal in our proxy statement for next year’s annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), then the proposal must be received by our corporate secretary at our principal executive offices on or before January 11, 2027. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

LeonaBio, Inc.

Attention: Corporate Secretary

18706 North Creek Parkway, Suite 104

Bothell, Washington 98011

The Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before next year’s annual meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in the Bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Eastern time, on February 22, 2027; and
•
no later than 5:00 p.m., Eastern time, on March 24, 2027.

If we hold our 2027 annual meeting more than 25 days before or after the one-year anniversary of this year’s Annual Meeting, then such written notice must be received by our corporate secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Eastern time, on the 120th day prior to the day of our 2027 annual meeting; and
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no later than 5:00 p.m., Eastern time, on the later of the 90th day prior to the day of the 2027 annual meeting and, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board of Directors

Our board of directors currently consists of 10 directors, nine of whom are independent under the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”). Our board of directors is divided into three classes with staggered three-year terms. Thus, at each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring. There are no family relationships among any of our directors.

The following table sets forth the names, ages as of May 11, 2026, and certain other information for each of our directors and director nominees:

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
Kelly A. Romano(1)(2)	III	64	Chairwoman of the Board of Directors	2020	2026	2029
James A. Johnson(3)(4)(5)	III	69	Director	2020	2026	2029
Natalie C. Holles(1)	III	53	Director	2026	2026	2029
Continuing Directors
Frederick P. Callori(5)	II	58	Director	2026	2028	—
Joseph Edelman(6)	II	70	Director	2020	2028	—
Grant Pickering(3)	II	58	Director	2022	2028	—
Peter B. Silverman(6)	II	48	Director	2026	2028	—
Barbara Kosacz(6)(7)	I	68	Director	2021	2027	—
Mark Litton, Ph.D.	I	58	President, Chief Executive Officer and Director	2021	2027	—
Michael Panzara, M.D., M.P.H.(6)(8)	I	59	Director	2022	2027	—
(1)
Member of our audit committee.
(2)
Chairwoman of our nominating and corporate governance committee.
(3)
Member of our compensation committee.
(4)
Chairman of our audit committee.
(5)
Member of our compliance committee.
(6)
Member of our nominating and corporate governance committee.
(7)
Chairwoman of our compensation committee.
(8)
Chairman of our compliance committee.

Nominees for Director

Kelly A. Romano

•
Age: 64
•
Director Since: December 2020

Kelly A. Romano has served as chairwoman of our board of directors since August 2021 and as a member of our board of directors since December 2020. Ms. Romano brings over 30 years of executive operating experience with technology companies, with a background in commercial buildings and aerospace. Ms. Romano is the chief executive officer of BlueRipple Capital, LLC, a consultancy firm she founded in May 2018 and the founder and chair of the board of directors of Grizzly MEP since August 2025. Ms. Romano previously served as an operating partner at AE Industrial Partners, a private equity firm focused on aerospace and industrial investments, from August 2020 to July 2023. Ms. Romano also served on the Executive Advisory

Board at Gryphon Investors, a middle-market private equity firm, from December 2016 to November 2023. Previously, she spent 32 years working at United Technologies Corp. (UTC) and held a number of senior executive global positions, including president of Intelligent Building Technologies in UTC Building & Industrial Systems and president of Building Systems & Services at Carrier Corporation. Ms. Romano is also a member of several boards of directors, including UGI Corporation, Dorman Products, Inc., and Potter Global Technologies. Ms. Romano earned a B.S. in business administration from the State University of New York at Buffalo, an M.B.A. from Syracuse University, and is a graduate of the Northwestern University Kellogg School of Management’s Corporate Board Governance Executive Program, as well as senior executive programs at Darden School of Management, University of Virginia. We believe that Ms. Romano’s executive operating experience and aptitude for understanding growing companies qualifies her to serve on our board of directors.

James A. Johnson

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Age: 69
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Director Since: August 2020

James A. Johnson has served on our board of directors since August 2020. Mr. Johnson previously served as the chief financial officer of Nohla Therapeutics, a cell therapy company, from January 2018 to August 2019. Prior to Nohla, Mr. Johnson served as the chief financial officer of NanoString Technologies, a provider of life science tools for translational research and molecular diagnostics, from October 2012 to December 2017. During his tenure as chief financial officer at NanoString, Mr. Johnson oversaw strategic and corporate finance activities from private stage through the company’s initial public offering and additional rounds of financing, marking the third initial public offering in his career as a chief financial officer. Prior to joining NanoString, Mr. Johnson served as chief financial officer of Relypsa, Inc., a clinical-stage biopharmaceutical company. Prior to Relypsa, Mr. Johnson served for nearly 10 years as chief financial officer of ZymoGenetics, Inc., until the company was acquired by Bristol-Myers Squibb in October 2010. Previously, he served for seven years as chief financial officer of Targeted Genetics Corporation (renamed Armata Pharmaceuticals) and as Vice President of Finance at Immunex Corporation during its evolution from product development to commercial operations. Mr. Johnson received a B.A. in business administration from the University of Washington in 1979. We believe that Mr. Johnson’s depth of experience in the biopharmaceuticals industry, including as chief financial officer of a number of publicly traded biopharmaceutical companies, qualifies him to serve on our board of directors.

Natalie C. Holles

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Age: 53
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Director Since: May 2026

Natalie C. Holles has served on our board of directors since May 2026. Ms. Holles has served as the chief executive officer and member of the board of directors of Aura Biosciences, a clinical-stage biotechnology company, since April 2026. Ms. Holles served as the chief executive officer of Third Harmonic Bio, a biopharmaceutical company, from August 2021 to December 2025. From January 2020 through March 2021, she served as president and chief executive officer at Audentes Therapeutics, Inc., a biotechnology company focused on genetic medicines, and prior to that served as its president and chief operating officer beginning in May 2018 and senior vice president, chief operating officer beginning in August 2015. Previously, Ms. Holles served as senior vice president, corporate development at Hyperion Therapeutics, Inc., a rare disease pharmaceutical company, from June 2013 through its acquisition by Horizon Pharma, plc in May 2015. From August 2012 until June 2013, Ms. Holles served as the executive vice president, corporate development at Immune Design, Inc., an immunotherapy company. Earlier in her career, Ms. Holles served as the vice president, business development at KAI Pharmaceuticals, Inc., which was acquired by Amgen in 2012, and previously held corporate development and commercial roles at InterMune, Inc (acquired by Roche) and Genentech, Inc. Ms. Holles also served on the board of directors of Day One Biopharmaceuticals from January 2021 to April 2026, Third Harmonic Bio from August 2021 to December 2025, Rubius Therapeutics, Inc. from March 2019 to August 2022, and Allakos Inc., a biotechnology company, from December 2020 to July 2021. Ms. Holles holds an A.B.. in Human Biology from Stanford University and an M.A. in Molecular, Cellular and Developmental Biology from the University of Colorado, Boulder, where she was a Howard Hughes Medical Institute Predoctoral Fellow. We believe Ms. Holles’s operational and business development experience in the life sciences industry qualifies her to serve on our board of directors.

Continuing Directors

Frederick P. Callori

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Age: 58
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Director Since: May 2026

Frederick P. Callori has served on our board of directors since May 2026. Mr. Callori has served as a partner and managing director at Perceptive Advisors LLC, an investment firm that specializes in investing in biotechnology stocks, since January 2018. In addition, Mr. Callori served as senior partner at Xontogeny, LLC, a life sciences accelerator, from January 2023 to December 2024. Prior to that, Mr. Callori served as executive and senior vice president, corporate development of Xontogeny from September 2017 to December 2022. From 1998 to August 2017, Mr. Callori was a partner in the Life Science and Emerging Companies practices of Choate, Hall & Stewart LLP. From January 2021 to January 2026, Mr. Callori served on the board of directors of Astria Therapeutics, Inc., a biopharmaceutical company that was publicly held until January 2026. From August 2021 to May 2024, Mr. Callori served on the board of directors of Landos Biopharma, a biotechnology company that was publicly held until May 2024. Mr. Callori holds a J.D. from Boston University School of Law and a B.A. in Economics from Binghamton University. We believe Mr. Callori’s experience in the life sciences industry and as an advisor to life sciences companies and his corporate governance experience qualify him to serve on our board of directors.

Joseph Edelman

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Age: 70
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Director Since: May 2020

Joseph Edelman has served on our board of directors since May 2020. Mr. Edelman is the founder and chief executive officer of Perceptive Advisors LLC (“Perceptive Advisors”), a hedge fund that specializes in investing in biotechnology stocks, and serves on the board of directors of Perceptive Capital Solutions Corp. He founded Perceptive Advisors in 1999, aiming to support progress in the life sciences industry by identifying opportunities and directing financial resources toward the most promising technologies in modern healthcare. Mr. Edelman earned an M.B.A. from the Leonard N. Stern School of Business at New York University in 1986 and a B.A., magna cum laude, in psychology from the University of California San Diego in 1978. We believe that Mr. Edelman’s experience as a board member and investor in many successful biotechnology companies qualifies him to serve on our board of directors.

Grant Pickering

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Age: 58
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Director Since: January 2022

Grant Pickering has served on our board of directors since January 2022. Mr. Pickering co-founded and serves as chief executive officer and as a member of the board of directors at Vaxcyte, Inc., a publicly traded biotechnology company, since November 2013. Mr. Pickering also served as strategic advisor at Atreca, Inc., a publicly traded biotechnology company, from May 2013 to April 2015. Prior to joining Vaxcyte, Mr. Pickering was chief executive officer of Mymetics Corporation, a publicly traded biotechnology company. Prior to that, Mr. Pickering served as executive-in-residence at Kleiner Perkins, a venture capital firm, while serving as the chief executive officer and as a member of the board of directors at Juvaris BioTherapeutics, Inc., a biopharmaceutical company. Prior to that he served as senior vice president of operations of Dendreon Corporation, a publicly traded biotechnology company. Mr. Pickering earned an M.B.A. from Georgetown University in 1997 with high honors and a B.S. in marketing from Penn State University in 1989. We believe that Mr. Pickering’s experience in the healthcare, biopharmaceutical, and biotechnology industries qualifies him to serve on our board of directors.

Peter B. Silverman

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Age: 48
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Director Since: May 2026

Peter B. Silverman has served on our board of directors since May 2026. Mr. Silverman previously served as chief operating officer of Merus N.V. (formerly, Nasdaq:MRUS), a biotechnology company, from January 2023 until its acquisition by Genmab A/S in December 2025. Prior to that, Mr. Silverman held several leadership roles at Merus, including head of Utrecht from April 2020 to January 2023, general counsel from February 2018 to December 2025, and chief intellectual property officer and head of U.S. legal from February 2017 to February 2018. Before joining Merus, Mr. Silverman was a partner at Kirkland & Ellis LLP, an international law firm, where he represented numerous life sciences companies concerning an array of legal matters and technologies. Previously, Mr. Silverman was an associate at Kaye Scholer LLP (now Arnold & Porter Kaye

Scholer LLP), and served as judicial law clerk to U.S. District Court Judge Anne E. Thompson of the District of New Jersey. Mr. Silverman has served as a member of the board of directors of Kinaset Therapeutic, a biopharmaceutical company, since January 2026. He holds a J.D. from Fordham University School of Law and a B.A. in biology from the University of Rochester. We believe that Mr. Silverman’s experience working with and advising companies in the life sciences industry qualifies him to serve on our board of directors.

Barbara Kosacz

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Age: 68
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Director Since: March 2021

Barbara Kosacz has served on our board of directors since March 2021. Ms. Kosacz served as chief operating officer and general counsel at Kronos Bio, Inc., a clinical-stage biopharmaceutical company, from July 2020 until February 2024. Prior to joining Kronos Bio, Ms. Kosacz was a partner at Cooley LLP from November 1997 to December 2000, and again from November 2002 until July 2020, where she led the international life sciences practice. Ms. Kosacz has more than 25 years of experience in counseling clients in the life sciences arena, ranging from early stage startups to larger public companies, venture funds, investment banks, and non-profit institutions. She has served as a member of the BIO Emerging Companies’ Section Governing Board, the Board of Trustees of the Keck Graduate Institute, the business advisory board of Locust Walk Partners, and as a speaker at multiple life sciences-related conferences, as well as guest lecturer at the University of California, Berkeley, Stanford University, Columbia University, and the University of Pennsylvania about biotechnology law, biotech business models, corporate partnering negotiations and deal structures, and bioethics. Recognized by Best Lawyers in America since 2008 and as Biotechnology Lawyer of the Year in 2018, Ms. Kosacz was listed as a “leading lawyer” for healthcare and life sciences in the 2018 Legal 500, as a “Band 1” attorney in the 2018 edition of Chambers USA: America’s Leading Lawyers for Business and recognized as a “highly recommended transactions” lawyer by IAM Patent 1000 for her “nearly three decades advising diverse companies in the industry at a deeply strategic and commercial level and overseeing their most complex and profitable deals.” Ms. Kosacz is a member of the board of directors of XOMA Royalty Corporation, a public biotechnology royalty aggregation company, and a member of the board of directors of the Scripps Research Institute. She also served as a member of the board of directors of Phoenix Biotech Acquisition Corp., a blank check company formed for the purpose of acquiring or merging with one or more businesses, from October 2021 to February 2024. Ms. Kosacz received her B.A. from Stanford University and her J.D. from the University of California, Berkeley School of Law. We believe that Ms. Kosacz’s extensive experience as an advisor to life sciences companies qualifies her to serve on our board of directors.

Mark Litton

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Age: 58
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Director Since: October 2021

Mark Litton, Ph.D., has served as our president and chief executive officer and member of our board of directors since October 2021 and previously served as our chief operating officer from July 2019 to October 2021. Prior to joining us, Dr. Litton served as the president and chief operating officer of Alpine Immune Sciences, Inc., a publicly traded biotechnology company, from August 2018 to April 2019. Dr. Litton served as the chief business officer, treasurer, and secretary from 2004 to 2018 of Alder BioPharmaceuticals, Inc., a publicly traded biopharmaceutical company co-founded by Dr. Litton in 2004, which was acquired by Lundbeck A/S in October 2019. From 1999 to 2004, Dr. Litton served as vice president of business development for Celltech Group, where he was responsible for securing, commercializing, and partnering on numerous novel discoveries and therapeutic programs. In 1999, Dr. Litton joined Celltech Group as an employee of Chiroscience Group plc and was later promoted to vice president of business development after Chiroscience’s merger with Celltech Group in 1999. From 1997 to 1999, Dr. Litton served as the manager of business development for Ribozyme Pharmaceuticals Inc. (now Sirna Therapeutics, Inc.), a biopharmaceutical company and wholly owned subsidiary of Alnylam Pharmaceuticals, Inc., where he helped form relationships with Eli Lilly and Company, Roche Bioscience and GlaxoWellcome plc (now GlaxoSmithKline plc) a biopharmaceutical company. From 1991 to 1994, Dr. Litton served as a research associate for DNAX Research Institute, a research facility of Schering-Plough (now Merck & Co., a publicly traded pharmaceutical company). Dr. Litton earned a Ph.D. in immunology from Stockholm University in 1997, an M.B.A. from Santa Clara University in 1994 and a B.A. in biochemistry and molecular biology from the University of California Santa Cruz in 1990. We believe that Dr. Litton’s experience in the biopharmaceutical industry and the perspective and experience he brings as our chief executive officer qualifies him to serve on our board of directors.

Michael Panzara

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Age: 59
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Director Since: March 2022

Michael Panzara, M.D., M.P.H., has served on our board of directors since March 2022. Dr. Panzara has served as chief medical officer of Immunic, Inc., a publicly traded biotechnology company, since April 2026. Dr. Panzara previously served as chief medical officer at Neurvati Neurosciences, Inc., a Blackstone Life Sciences portfolio company, from October 2022 to March 2026. Previously, Dr. Panzara served as chief medical officer and head of therapeutics discovery and development at Wave Life Sciences Ltd., a publicly traded genetic medicines company, since May 2020, where he previously served as chief medical officer from November 2018 to May 2020 and as franchise lead of neurology from July 2016 to November 2018. Prior to joining Wave Life Sciences, Dr. Panzara served in various roles at Sanofi Genzyme, including most recently as head of multiple sclerosis, neurology and ophthalmology therapeutic area for global development. Dr. Panzara has held numerous other positions in the healthcare and biopharmaceutical industries, including vice president and chief medical officer in neurology at Biogen, and instructor in neurology at Harvard Medical School with clinical appointments at Brigham & Women’s Hospital and Massachusetts General Hospital. Dr. Panzara earned an M.P.H from Harvard School of Public Health in 2002, an M.D. from Stanford University School of Medicine in 1994, and a B.A. in biology from the University of Pennsylvania in 1989. We believe that Dr. Panzara’s extensive experience in the healthcare and biopharmaceutical industries qualifies him to serve on our board of directors.

Director Independence

Our common stock is listed on the Nasdaq Capital Market. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that, other than Dr. Litton, none of our directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. Our board of directors also determined that Mr. Johnson, Ms. Holles and Ms. Romano, who comprise our audit committee; Ms. Kosacz, Mr. Johnson and Mr. Pickering, who comprise our compensation committee; Ms. Romano, Mr. Edelman Ms. Kosacz, Dr. Panzara and Mr. Silverman, who comprise our nominating and corporate governance committee; and Dr. Panzara, Mr. Callori and Mr. Johnson, who comprise our compliance committee, satisfy applicable independence standards established by applicable SEC rules and the rules of Nasdaq. In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Leadership Structure

Ms. Romano serves as the independent chairwoman of the board of directors, and Dr. Litton serves as our president and chief executive officer. The roles of chief executive officer and chairperson of the board of directors are currently separated in recognition of the differences between the two roles. We believe that it is in the best interests of our stockholders for the board of directors to make a determination regarding the separation or combination of these roles each time it elects a new chairperson or appoints a chief executive officer, based on the relevant facts and circumstances applicable at such time. Our board of directors has determined it is in the best interests of our stockholders to continue to maintain an independent chairperson to allow Dr. Litton to focus on his primary responsibility for the operational leadership and strategic direction of our company. Our corporate governance guidelines provide that if our board of directors does not have an independent chairperson, the board of directors will appoint a lead independent director.

Our independent chairperson sets the agenda and serves as the chairperson of meetings of our board of directors and of executive sessions of our non-executive directors, confers separately with management from time to time, and facilitates discussion among other board members as appropriate. The chairperson may also, when appropriate, act as spokesperson for the Company and perform such other responsibilities that may be designated by a majority of the board of directors from time to time.

Role of Board in Risk Oversight Process

Management is responsible for the day-to-day management of risks that the Company faces, in conjunction with our chief compliance officer (who is currently our general counsel) who oversees compliance with certain corporate policies, and our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. The board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks, environmental, social and governance (“ESG”) related risks, cybersecurity risks, and operational risks. Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our audit committee is responsible for overseeing the management of our risks relating to accounting matters and financial reporting. Our nominating and corporate governance committee is responsible for overseeing the management of our risks associated with the independence of our board of directors. Our compliance committee is responsible for assisting our board of directors in the oversight of the management of our risks relating to healthcare legal and regulatory compliance and scientific research integrity. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed through discussions with committee members about such risks. Our board of directors believes its administration of its risk oversight function has not affected the board of directors’ leadership structure.

Attendance at Board and Stockholder Meetings

During our fiscal year ended December 31, 2025, our board of directors held eight meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (1) the total number of meetings of the board of directors held during the period for which he or she was a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our board of directors at our annual meetings of stockholders, we encourage, but do not require, directors to attend. Five of the eight members of our board of directors attended our 2025 annual meeting.

Executive Sessions of Non-Employee Directors

To encourage and enhance communication among non-employee directors, and as required under applicable Nasdaq rules, our corporate governance guidelines provide that our non-employee directors will meet in executive sessions without management directors or management present on a periodic basis. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a periodic basis. These executive sessions are chaired by Kelly A. Romano, our chairwoman of the board of directors, or the respective committee chairperson, as appropriate.

Board Diversity

Our board of directors and nominating and corporate governance committee are committed to diversity of experience, gender, race and ethnicity, and seek to ensure that there is diversity of thought among our directors. The Company believes that diversity of thought stems from many factors including professional experience, life experience, socio-economic background, gender, race, ethnicity, religion, skill set, and geographic representation. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, abilities, and stockholder and community representation that will allow the board of directors to fulfill its responsibilities.

Board Committees

As of the date of this proxy statement, our board of directors has four separately designated standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee, and a compliance committee. Our board of directors may also establish other committees from time to time. For example, in October 2024, our board of directors established a strategic transactions committee to evaluate potential strategic and/or financing transactions. Messrs. Johnson and Panzara and Mses. Kosacz and Romano served on such committee, which met fifty times through December 2025.

Each committee has the composition and the responsibilities described below.

Audit Committee

The members of our audit committee are Mr. Johnson and Mses. Holles and Romano, each of whom is a non-employee member of our board of directors. Our audit committee chairman, Mr. Johnson, is our audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under the rules of Nasdaq. Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems. Our audit committee operates under a written charter that specifies its duties and responsibilities and satisfies the applicable listing standards of Nasdaq. A copy of the charter of our audit committee is available on our website at https://investors.leonabio.com/corporate-governance/governance-overview. Our board of directors has determined that each of Mr. Johnson and Mses. Holles and Romano is independent for audit committee purposes, as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and has sufficient knowledge in financial and auditing matters to serve on the audit committee. During our fiscal year ended December 31, 2025, our audit committee held five meetings (including regularly scheduled and special meetings).

Our audit committee:

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selects, retains, compensates, evaluates, oversees and, where appropriate, terminates our independent registered public accounting firm;
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reviews and approves the scope and plans for the audits and the audit fees and approves all non-audit and tax services to be performed by the independent auditor;
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evaluates the independence and qualification of the independent registered public accounting firm;
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reviews internal controls and integrity of financial statements;
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reviews financial information presentation, earnings press releases and guidance;

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oversees the design, implementation and performance of our internal audit function, if any;
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sets hiring policies with regard to the hiring of employees and former employees of our independent auditor and oversees compliance with such policies;
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reviews and monitors compliance with our Investment Policy and approves any amendments or deviations;
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reviews, approves and monitors related party transactions;
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develops, approves, reviews and monitors compliance with our code of business conduct and ethics;
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adopts and oversees procedures to address complaints regarding accounting, internal accounting controls or auditing matters;
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reviews and discusses with our management and the independent auditor our compliance with various laws;
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reviews and discusses with management, our independent auditor and our compliance committee, guidelines and policies to identify, monitor, and address enterprise risks, including the risks and exposures associated with cybersecurity, information security and privacy matters, and risks relating to securities laws, anti-corruption compliance and conflicts of interest, and conducts, in conjunction with management and our compliance committee, compliance risk analyses;
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engages independent legal, accounting and other advisors;
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determines appropriate funding for compensation to independent registered accounting firms, advisors and related expenses; and
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reviews the adequacy of the audit committee charter and recommends any proposed changes to our board of directors.

Compensation Committee

The members of our compensation committee are Ms. Kosacz and Messrs. Johnson and Pickering. Ms. Kosacz is the chairwoman of our compensation committee. Our compensation committee oversees our compensation policies, plans and benefits programs. Our compensation committee operates under a written charter that specifies its duties and responsibilities and satisfies the applicable listing standards of Nasdaq. A copy of the charter of our compensation committee is available on our website at https://investors.leonabio.com/corporate-governance/governance-overview. During our fiscal year ended December 31, 2025, our compensation committee held three meetings (including regularly scheduled and special meetings).

Our compensation committee:

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reviews and approves the corporate goals and objectives applicable to the compensation of our chief executive officer;
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reviews and approves the compensation and benefits for our executive officers;
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reviews, approves, and administers employee compensation plans;
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advises on proposals to stockholders on executive compensation matters;
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oversees compensation plans and programs;
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reviews and discusses our compensation policies and practices and the risks related thereto;
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approves the creation or revision of any clawback policy allowing us to recoup compensation paid to employees;
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reviews and recommends to the board of directors the form and amount of compensation to be paid for service on the board of directors and committees and for service as a chairperson of a committee;
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oversees regulatory compliance with respect to compensation matters;
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retains or obtains the advice of compensation consultants; and
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reviews the adequacy of the compensation committee charter and recommends any proposed changes to our board of directors.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Mses. Romano and Kosacz, Messrs. Edelman and Silverman and Dr. Panzara. Ms. Romano is the chairwoman of our nominating and corporate governance committee. Our nominating and corporate governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. Our nominating and corporate governance committee operates under a written charter that specifies its duties and responsibilities and satisfies the applicable listing standards of Nasdaq. A copy of the charter of our nominating and corporate governance committee is available on our website at https://investors.leonabio.com/corporate-governance/governance-overview. During our fiscal year ended December 31, 2025, our nominating and corporate governance committee held one meeting (including regularly scheduled and special meetings).

The nominating and corporate governance committee:

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establishes procedures for the submission of candidates for election to our board of directors;
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conducts a periodic review of our succession planning process for the executive management team;

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reviews the structure and composition of each committee of our board of directors and makes recommendations for any proposed changes to the committees;
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develops and recommends to the board of directors corporate governance guidelines and annually reviews the corporate governance guidelines and their application;
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oversees governance practices;
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oversees our director orientation and continuing education;
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oversees the evaluation of our board of directors and its committees;
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administers policies and procedures for various constituencies that are involved with us to communicate with the non-management members of our board of directors;
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oversees and periodically reviews the Company’s ESG activities, programs and public disclosure, including in light of any feedback received from stockholders of the Company; and
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reviews the adequacy of the nominating and corporate governance committee charter and recommends any proposed changes to our board of directors.

Compliance Committee

Our compliance committee was established in September 2024 and first convened in February 2025. The members of our compliance committee are Dr. Panzara and Messrs. Callori and Johnson. Dr. Panzara is the chairman of our compliance committee. Our compliance committee assists our board of directors in the oversight of our scientific research activities, including the development of our products and product candidates in clinical and preclinical development, and compliance with healthcare legal and regulatory requirements, and conducts related compliance risk analyses in conjunction with our audit committee. Our compliance committee operates under a written charter that specifies its duties and responsibilities, the adequacy of which is reviewed and any proposed changes recommended by the committee to our board of directors. A copy of the charter of our compliance committee is available on our website at https://investors.leonabio.com/corporate-governance/governance-overview. During our fiscal year ended December 31, 2025, our compliance committee held two meetings (including regularly scheduled and special meetings).

The compliance committee assists our board of directors in the oversight of, and assessment of risk associated with:

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our compliance with healthcare legal and regulatory requirements;
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matters relating to the safety and effectiveness of our products and product candidates in clinical and preclinical development;
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the integrity of scientific research and accuracy and completeness of our scientific publications; and
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the qualification and performance of contract research and contract manufacturing organizations.

Considerations in Evaluating Director Nominees

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our nominating and corporate governance committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors and other director qualifications. While our board of directors has not established minimum qualifications for board members, some of the factors that our nominating and corporate governance committee considers in assessing director nominee qualifications include, without limitation, character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on the board of directors and skills that are complementary to the board of directors, an understanding of our business, an understanding of the responsibilities that are required of a member of the board of directors, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our board of directors. Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that the board of directors should be a diverse body, and the nominating and corporate governance committee considers a broad range of perspectives, backgrounds and experiences.

If our nominating and corporate governance committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, board of directors or management.

After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors and our board of directors has the final authority in determining the selection of director candidates for nomination to our board of directors.

Pursuant to the securities purchase agreement, dated as of December 18, 2025, by and between us and the investors party thereto (the “PIPE Securities Purchase Agreement”), each of Commodore Capital LP (“Commodore”) and TCG Crossover Management LLC (“TCGX”) are entitled to designate one board member, subject to certain conditions. Further to these contractual rights, Commodore designated Peter B. Silverman to serve on our board of directors and TCGX designated Natalie C. Holles to serve on our board of directors. On May 5, 2026, our board of directors approved the appointment of Mr. Silverman and Ms. Holles to our board of directors.

Also pursuant to the PIPE Securities Purchase Agreement, we agreed to use our reasonable best efforts to cause the resignation of two of our then current directors by the six month anniversary of December 23, 2025 (the “PIPE Closing Date”). On May 4, 2026, John M. Fluke, Jr. resigned from our board of directors. We currently anticipate that our board of directors will be comprised of nine directors on or before December 31, 2026. Refer to Item 13 of this report for additional information.

Stockholder Recommendations and Nominations to our Board of Directors

Our nominating and corporate governance committee will consider recommendations for candidates to our board of directors from stockholders in the same manner as candidates recommended to the committee from other sources. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, the Bylaws and the director nominee criteria described above.

A stockholder that wants to recommend a candidate to our board of directors should direct the recommendation in writing by letter to our corporate secretary at LeonaBio, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Corporate Secretary. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us, and evidence of the recommending stockholder’s ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under the Bylaws, stockholders may also directly nominate persons for our board of directors. Any nomination must comply with the requirements set forth in the Bylaws and the rules and regulations of the SEC and should be sent in writing to our corporate secretary at the address above. To be timely for our next year’s annual meeting of stockholders, nominations must be received by our corporate secretary observing the deadlines discussed above under “Questions and Answers About the Proxy Materials and our Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”

Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate directly with our non-employee directors may do so by writing and sending the correspondence to our corporate secretary by mail to our principal executive offices at LeonaBio, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011. Our corporate secretary, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our board of directors to consider and (3) matters that are of a type that render them improper or irrelevant to the functioning of our board of directors or our business, for example, mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material. If appropriate, our corporate secretary will route such communications to the appropriate director(s) or, if none is specified, then to the chairperson of the board of directors. These policies and procedures do not apply to communications to non-employee directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Insider Trading Policy

We have adopted an insider trading policy that governs the purchase, sale, and other dispositions of our securities by our directors, officers, employees and other covered individuals, that we believe is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations and the listing standards of Nasdaq. A copy of our insider trading policy was filed as an exhibit to our Annual Report on Form 10-K for fiscal year 2025. In addition, with regard to trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

Under our insider trading policy, our employees, including our executive officers, consultants, contractors, advisors, and the members of our board of directors are prohibited from, directly or indirectly, among other things, (1) engaging in short sales, (2) trading in publicly traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans or as part of any other pledging transaction and (5) holding our securities in a margin account.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on the investor section of our website at https://investors.leonabio.com/corporate-governance/ governance-overview. We will post amendments to our code of business conduct and ethics or waivers of our code of business conduct and ethics for directors and executive officers on the same website.

Environmental, Social and Governance (ESG) and Related Matters

Our ESG strategy is focused on areas that are material to our business and clearly connected to our business operations. We expect our ESG strategy to evolve as we continue to assess the appropriate framework for our disclosures and appropriate metrics to measure our actions. Our nominating and corporate governance committee has oversight of our overall ESG activities and programs, and we have discussed elsewhere in this proxy statement certain of our corporate governance policies and programs, including our code of business conduct and ethics, corporate governance guidelines, related-person transactions policy, clawback policy, and overall commitment to diversity of experience, gender, race and ethnicity to seek to ensure that there is diversity of thought among our directors. We also require training and compliance with other corporate policies including our whistleblower policy, global anti-bribery and anti-corruption policy, and insider trading policy and various quality assurance, cybersecurity and safety protocols.

Core Values

At LeonaBio, we are dedicated to developing novel therapeutics for high unmet medical needs, including treatment-resistant metastatic breast cancer and amyotrophic lateral sclerosis, with the goal of improving patients’ lives. Our core values of people, integrity, collaboration, perseverance, transformation, inclusion and resourcefulness serve to guide us on our path toward achieving our mission. Our core values establish the foundation for how we conduct our business, how we interact with each other and our stakeholders, and how we evaluate employee performance.

Employees

The hiring, engagement and retention of a skilled workforce is particularly important in the highly competitive scientific fields in which we operate. Our employees play a key role in our ability to achieve our mission, and we strive to attract, empower and retain highly qualified employees who are inspired, diverse and driven. To attract and retain top talent, we strive to create opportunities for our employees to grow and develop in their careers and ensure they are supported by competitive compensation and a comprehensive benefits program.

We believe employee career development is an investment in our employees’ skills and our future. Additionally, we have an employee review program which evaluates employee performance and is designed to support our employees’ career and personal development, which ultimately contributes to achieving our mission.

We believe it is important to encourage open and direct communication at all levels in our organization.

We believe we provide competitive and comprehensive financial compensation and benefits for our employees and that our programs are designed to meet our employees’ needs. In addition to salaries, these programs include, for eligible employees, new employee equity grants, additional discretionary equity awards, discretionary merit-based annual bonuses, a voluntary employee stock purchase program, a 401(k) plan with company matching, healthcare and insurance benefits, health flexible spending accounts, dependent care flexible spending accounts, professional development opportunities and reimbursement, paid time off, and family leave.

Director Compensation

The following table provides information regarding compensation of our non-employee directors for service as directors for the year ended December 31, 2025. Messrs. Callori and Silverman and Ms. Holles are not included in the table below as they did not join the board of directors until 2026.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Kelly A. Romano(2)	85,500	5,157	90,657
Joseph Edelman(3)	44,000	5,157	49,157
John M. Fluke, Jr.(4)	47,500	5,157	52,657
James A. Johnson(5)	65,000	5,157	70,157
Barbara Kosacz(6)	54,000	5,157	59,157
Michael Panzara, M.D., M.P.H.(7)	54,000	5,157	59,157
Grant Pickering(8)	45,000	5,157	50,157
(1)
In accordance with SEC rules, the amount in this column reflects the aggregate grant date fair value of stock options granted during 2025 computed in accordance with Accounting Standards Codification (ASC) Topic 718, rather than the amount paid or realized by the director. For a discussion of valuation assumptions, see Note 9 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026.
(2)
As of December 31, 2025, Ms. Romano held stock options to purchase 10,431 shares of our common stock.
(3)
As of December 31, 2025, Mr. Edelman held stock options to purchase 11,818 shares of our common stock.
(4)
As of December 31, 2025, Mr. Fluke held stock options to purchase 11,818 shares of our common stock. Mr. Fluke resigned from the board of directors on May 4, 2026.
(5)
As of December 31, 2025, Mr. Johnson held stock options to purchase 11,818 shares of our common stock.
(6)
As of December 31, 2025, Ms. Kosacz held stock options to purchase 10,431 shares of our common stock.
(7)
As of December 31, 2025, Dr. Panzara held stock options to purchase 9,275 shares of our common stock.
(8)
As of December 31, 2025, Mr. Pickering held stock options to purchase 9,390 shares of our common stock.

In September 2020, based on discussions with and assistance from a third-party compensation consultant then retained by our compensation committee to provide our board of directors and our compensation committee with an analysis of publicly available market data and assistance in determining compensation to be provided to our non-employee directors, our board of directors adopted, and our stockholders approved, an outside director compensation policy providing for certain compensation to our non-employee directors. The outside director compensation policy was subsequently amended and restated in January 2022, January 2023, September 2024, September 2025 and March 2026 in consultation with Pearl Meyer & Partners, LLC, a third-party compensation consultant retained by our compensation committee beginning in October 2021 to provide our board of directors and our compensation committee with an analysis of publicly available market data and assistance in determining any proposed changes in non-employee director compensation.

Cash Compensation

The amended and restated outside director compensation policy provides for the following cash compensation program for our non-employee directors:

•
$40,000 per year for service as a non-employee director;
•
$30,000 per year for service as chairperson of our board of directors;
•
$15,000 per year for service as chairperson of our audit committee;
•
$7,500 per year for service as a member of our audit committee;
•
$10,000 per year for service as chairperson of our compensation committee (increased to $12,000 per year effective as of January 1, 2026);
•
$5,000 per year for service as a member of our compensation committee (increased to $6,000 per year effective as of January 1, 2026);
•
$8,000 per year for service as chairperson of our nominating and corporate governance committee;
•
$4,000 per year for service as a member of our nominating and corporate governance committee.
•
$10,000 per year for service as chairperson of our compliance committee; and
•
$5,000 per year for service as a member of our compliance committee.

Each non-employee director who serves as a committee chairperson receives only the cash retainer fee as the chairperson of the committee but not the cash retainer fee as a member of that committee. These fees to our non-employee directors are paid quarterly in arrears on a prorated basis. Under our amended and restated outside director compensation policy, we also reimburse our non-employee directors for reasonable travel expenses to attend meetings of our board of directors and its committees. The above-listed fees for service as chairperson or members of committees are payable in addition to the non-employee director retainer specified above.

The Strategic Transactions Committee was formed in September 2024 and met 50 times through December 2025. In recognition of their efforts and time, in January 2026, our board of directors approved payments to each committee member of $1,000 per meeting attended by each committee member.

Equity Compensation

•
Initial Award: Pursuant to our amended and restated outside director compensation policy, each person who becomes a non-employee director will receive, on the first trading day on or after the date that the person first becomes a non-employee director, an initial award (the “Initial Award”), of stock options to purchase 4,180 shares of our common stock (increased to 56,000 shares of our common stock for non-employee directors joining after the March 2026 amendment and restatement of the outside director compensation policy). The Initial Award vests in equal installments as to 1/36th of the shares of our common stock subject to the Initial Award on a monthly basis following the Initial Award’s grant date, on the same day of the month as the grant date, subject to continued services to us through the applicable vesting dates. If the person was a member of our board of directors and also an employee, then becoming a non-employee director due to termination of employment will not entitle the person to an Initial Award.
•
Annual Award: Pursuant to our amended and restated outside director compensation policy, each non-employee director automatically receives, on the first trading day immediately after the date of each annual meeting of our stockholders, an annual award, (the “Annual Award”) of stock options to purchase 2,090 shares of our common stock (increased to 28,000 shares of our common stock for annual meetings of our stockholders held in 2026 or later) (such shares, the “Annual Award Shares”). If, as of the date of the applicable annual meeting, such director has not been in continuous service as a non-employee director since the date of the most recently preceding annual meeting, their first annual award will be prorated and equal to the product of the Annual Award Shares multiplied by the quotient of (1) the number of whole months of continuous service as a non-employee director completed as of the date of such annual meeting divided by (2) 12, rounded down to the nearest whole share (up to a maximum of 2,090 or 28,000 shares, as applicable). Each Annual Award vests on the earlier of the one-year anniversary of the grant date, or the day immediately before the day of the next annual meeting of our stockholders that occurs after the grant date of the Annual Award, subject to continued service to us through the applicable vesting date.
•
2026 Award: Pursuant to the amended and restated outside director compensation policy approved in March 2026, in addition to the Annual Award described above, each non-employee director received, on April 9, 2026, an award of stock options to purchase 28,000 shares of our common stock (the “2026 Award”). The 2026 Award will vest in equal installments as to 1/24th of the shares of our common stock subject to the 2026 Award on a monthly basis following the 2026 Award’s grant date, on the same day of the month as the grant date, subject to continued services to us through the applicable vesting dates.
•
Change in Control: In the event of a “Change in Control” (as defined in our 2026 Equity Incentive Plan), each non-employee director’s then outstanding equity awards covering shares of our common stock will accelerate vesting in full, provided that he or she remains a non-employee director through the date of the Change in Control.

•
Other Award Terms: Each Initial Award, Annual Award and 2026 Award will be granted under our 2026 Equity Incentive Plan (or its successor plan, as applicable) and form of award agreement under such plan. These awards will have a maximum term to expiration of 10 years from their grant and a per share exercise price equal to 100% of the fair market value of a share of our common stock on the award’s grant date.
•
Director Compensation Limits: Our amended and restated outside director compensation policy provides that in any fiscal year, a non-employee director may be paid cash compensation and other compensation and granted equity awards with an aggregate value of no more than $500,000 (with the value of equity awards based on their grant date fair value determined in accordance with U.S. Generally Accepted Accounting Principles for purposes of this limit), with such limit increased to $750,000 for the fiscal year of his or her initial service as a non-employee director. Equity awards granted or other compensation provided to a non-employee director while he or she was an employee or consultant of the Company (other than a non-employee director) do not count toward this annual limit.

PROPOSAL NO. 1

ELECTION OF CLASS III DIRECTORS

Our board of directors currently consists of 10 directors and is divided into three classes with staggered three-year terms. At the Annual Meeting, three Class III directors of the Company will be elected for a three-year term to succeed the same class whose term is then expiring, each to continue until his or her respective successor is elected and qualified, or until his or her earlier death, resignation or removal.

Nominees

Our nominating and corporate governance committee has recommended, and our board of directors has approved, Kelly A. Romano, James A. Johnson and Natalie C. Holles as nominees for election as Class III directors of the Company at the Annual Meeting. We believe that the nominees bring valuable experience and perspective to our board of directors. For more information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

Ms. Romano, Mr. Johnson and Ms. Holles have agreed to serve as directors if elected, and management has no reason to believe that they will be unavailable to serve. In the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the board of directors to fill the vacancy.

Vote Required

Each director is elected by a plurality of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of a WITHHOLD vote or a broker non-vote, will have no effect on the outcome of the election.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2026. Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2025.

At the Annual Meeting, we are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Our audit committee is submitting the appointment of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Ernst & Young LLP, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of the Company and our stockholders. If our stockholders do not ratify the appointment of Ernst & Young LLP, then our audit committee may reconsider the appointment. One or more representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Ernst & Young LLP for our fiscal years ended December 31, 2025 and 2024 (in thousands):

	Year Ended December 31,
	2025	2024
Audit fees(1)	$834	$832
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total fees	$834	$832
(1)
Audit fees include fees incurred associated with the annual audit, the reviews of the Company’s interim financial information, consents to documents filed with the SEC, and services provided in connection with the preparation and filing of our registration statements.
(2)
Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. There were no such fees incurred in 2025 or 2024.
(3)
Tax fees consist of fees for professional services, including tax compliance services and tax advisory services. There were no such fees incurred in 2025 or 2024.
(4)
All other fees include any fees billed that are not audit fees, audit-related fees or tax fees. There were no such fees incurred in 2025 or 2024.

Auditor Independence

In 2025, there were no other professional services provided by Ernst & Young LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre- approval, and the fees for the services performed to date. The audit committee may delegate to the chairperson of the audit committee authority to approve in advance permitted services to be performed by the independent auditor or other registered public accounting firms along with any associated fees.

All services related to the fees described in the table above were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the voting power of the shares cast, affirmatively or negatively. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL.

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of our board of directors comprised solely of independent directors as required by Nasdaq listing rules and the rules and regulations of the SEC. The audit committee operates under a written charter adopted by the board of directors, which is available on our website at https://investors.leonabio.com/corporate-governance/governance-overview. This written charter is reviewed annually for changes, as appropriate. With respect to our financial reporting process, our management is responsible for (1) establishing and maintaining internal controls and (2) preparing our consolidated financial statements. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of our consolidated financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare our financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•
reviewed and discussed the audited consolidated financial statements with management and Ernst & Young LLP;
•
discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; and
•
received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence.

Based on the audit committee’s review and discussions with management and Ernst & Young LLP noted above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 31, 2026.

Respectfully submitted by the members of the audit committee of the board of directors:

JAMES A. JOHNSON, JR. (CHAIR), KELLY A. ROMANO.

This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act (the “Exchange Act”), and shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and SEC rules, we are providing our stockholders with the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. For a discussion of who our “named executive officers” are, see the section titled “Executive Compensation.”

The Say-on-Pay vote is advisory, and therefore is not binding on us, our compensation committee, or our board of directors. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies, and practices, which our compensation committee will be able to consider when determining executive compensation in the future. Our board of directors and our compensation committee value the opinions of our stockholders. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns, and our compensation committee will evaluate whether any actions are necessary to address those concerns.

You are encouraged to review the section titled “Executive Compensation” in this Proxy Statement, which provides a comprehensive review of our executive compensation program and its elements, objectives, and rationale. We believe that the information provided in the section titled “Executive Compensation” demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “FOR” the following non-binding resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the Proxy Statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related discussion contained in the Proxy Statement, and other related disclosure.”

Vote Required

The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the voting power of the shares cast, affirmatively or negatively. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our board of directors and our compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the Dodd-Frank Act and SEC rules, at least once every six years, we must provide our stockholders with the opportunity to indicate their preference regarding how frequently we should hold the Say-on-Pay vote. Accordingly, we are asking our stockholders to indicate whether they would prefer an advisory vote every one year, two years, or three years. Alternatively, stockholders may abstain from casting a vote.

After considering the benefits and consequences of each alternative, our board of directors recommends that the Say-on-Pay vote be submitted to the stockholders every three years. In formulating its recommendation, our board of directors considered that a three-year period for holding this vote will promote the effective design and implementation of our executive compensation policies and procedures. A vote every three years will provide our board of directors and our compensation committee ample time to consider the results of the advisory vote and our performance against our compensation practices and implement any desired changes to those policies and procedures. Our board of directors also believes that a three-year period provides investors sufficient time to evaluate our short- and long-term executive compensation policies, particularly in light of aspects of our executive compensation package that vest over time.

Vote Required

The option among one year, two years, or three years that receives the highest number of votes cast at the Annual Meeting by stockholders entitled to vote thereon will be deemed to be the frequency preferred by our stockholders. Abstentions and broker non-votes will have no effect on this proposal.

While our board of directors believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether non-binding future stockholder advisory votes on the compensation of our named executive officers should be held every year, two years, or three years.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our board of directors and our compensation committee value the opinions of our stockholders in this matter and intend to hold stockholder advisory votes on the compensation of our named executive officers in the future in accordance with the alternative that receives the highest number of votes cast at the Annual Meeting

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO HOLD FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY “THREE YEARS.”

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of May 1, 2026. There are no family relationships among any of our executive officers.

Executive Officers	Age	Position
Mark Litton, Ph.D.	58	President, Chief Executive Officer and Director
Javier San Martin, M.D.	61	Chief Medical Officer
Kevin Church, Ph.D.	41	Chief Scientific Officer
Mark Worthington	60	General Counsel, Chief Compliance Officer and Corporate Secretary
Robert Renninger	42	Chief Financial Officer

Executive Officers

Dr. Litton’s biography is listed in the section titled “Board of Directors and Corporate Governance – Continuing Directors.”

Javier San Martin

•
Age: 61
•
Executive Officer Since: April 2024

Javier San Martin has served as our Chief Medical Officer since April 2024. Prior to that, he served as Chief Medical Officer at Arrowhead Pharmaceuticals, a biopharmaceutical company, from November 2019 to January 2024, where he guided development teams to advance that company’s RNAi-based therapeutics in the metabolic and liver disease area. Prior to Arrowhead, he served as Senior Vice President and Head of Global Clinical Development at Ultragenyx Pharmaceutical, a biopharmaceutical company, from 2013 to 2019, where he led the development of Crysvita® (burosumab-twza), the first drug approved to treat the rare, inherited disease of x-linked hypophosphatemia. Before that, Dr. San Martin served as Senior Vice President of Clinical Development at Alder Biopharmaceuticals, from 2012 to 2013, where he managed medical, regulatory, and clinical operations. Earlier, he led two major development programs as Global Development Leader for Amgen’s Bone Therapeutic Area and directed the anti-sclerostin antibody clinical program Eventiy® (romosozumab-aqqg) through the end of Phase 2 and was responsible for development and approval of Prolia® (denosumab) for the treatment of postmenopausal osteoporosis. Prior to Amgen, Dr. San Martin spent seven years at Eli Lilly working on Phase 3b and Phase 4 clinical trials to support the successful launch and medical affairs activities for Evista® and Forteo®. Dr. San Martin received his medical degree from the University of Buenos Aires Medical School and completed his residence in internal medicine at CEMIC University of Buenos Aires.

Kevin Church, Ph.D.

•
Age: 41
•
Executive Officer Since: July 2020

Kevin Church, Ph.D., has served as our chief scientific officer since January 2023. Prior to this, Dr. Church held various roles at the Company, including executive vice president of research from October 2021 to January 2023, vice president of discovery from July 2020 to October 2021, director of discovery from July 2018 to July 2020, senior research scientist from February 2018 to July 2018, and research scientist from July 2016 to February 2018. Dr. Church has research experience in diverse fields of study including neurodegenerative diseases, wound healing, and cancer. Dr. Church earned his Ph.D. in molecular biosciences from Washington State University in 2016, and prior to that earned his B.S. in microbiology from the University of Idaho in 2006. While in graduate school, Dr. Church was recognized for excellence in his graduate teaching assistantships. Dr. Church’s graduate work primarily focused on the development of novel therapeutics for the treatment of pancreatic cancer, but also included research relating to the treatment of diabetic ulcers and neurodegenerative diseases such as Parkinson’s disease dementia and Alzheimer’s disease.

Mark Worthington

•
Age: 60
•
Executive Officer Since: June 2021

Mark Worthington has served as our general counsel since June 2021, after working with us as outside corporate counsel for several years. Prior to joining the Company, Mr. Worthington served as a partner with Summit Law Group in Seattle, Washington from September 1997 to May 2021, where he practiced corporate and securities law, chaired the corporate/securities practice and served as the co-managing partner. Mr. Worthington has advised private and public life sciences and other companies on a wide range of corporate governance, compliance and transactional matters, including public offerings, mergers and acquisitions, and joint ventures, and worked closely with executive management teams on strategic business and legal matters. Mr. Worthington received his J.D. from University of California College of the Law, San Francisco, in 1993 and his B.A. in American Studies from Stanford University in 1988.

Robert Renninger

•
Age: 42
•
Executive Officer Since: October 2024

Robert Renninger has served as our Chief Financial Officer since December 2025. From February 2025 to December 2025, he served as senior vice president, finance and accounting, and previously served as our vice president of finance from January 2022 to February 2025, as our senior director of finance from September 2020 to January 2022, and as our director of finance from July 2020 to September 2020. Mr. Renninger served as financial controller of Infobip (formerly OpenMarket), a global communications platform, from July 2019 to July 2020. He also served as technical controller of Baker Hughes, an energy company, from September 2017 to May 2019. Mr. Renninger also served in various roles at Ernst & Young, LLP, a global accounting firm, from September 2007 through September 2017, including most recently as senior manager. Mr. Renninger received his Master of accounting from the University of Michigan in 2007 and his B.A. in accounting from Seattle University in 2006. Mr. Renninger has over 15 years of experience serving in various finance, accounting, and auditing positions for companies in the pharmaceutical, technology, and energy sectors.

Processes and Procedures for Compensation Decisions

Our executive compensation programs are designed to:

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attract, motivate, incentivize and retain employees at the executive level who contribute to our long-term success;
•
provide compensation packages to our executives that are fair and competitive and reward high levels of performance and the achievement of our business objectives; and
•
more closely align our executives’ interests with those of our stockholders by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

Our compensation committee is responsible for making compensation decisions for executive officers other than our chief executive officer, but may, in its discretion, choose to make compensation recommendations to the full board of directors.

Our compensation committee has retained Pearl Meyer & Partners, LLC, a compensation consulting firm, to provide recommendations based on research and analysis of executive compensation in companies in similar industries at a similar size and stage of corporate development, with the goal of ensuring that the compensation we offer to our executives is competitive and fair. Typically, our chief executive officer and principal financial and accounting officer will prepare and present recommendations at compensation committee meetings based on the compensation consultant recommendations, our chief executive officer’s own assessment of Company and individual performance and incentive and retention needs, and a representative from the compensation consultant will usually be present in the meetings to respond to committee questions. Our compensation committee considers the recommendations for cash and stock-based compensation and approves such compensation for the executive team, excluding the chief executive officer, and recommends such compensation to the board of directors for the chief executive officer. With regard to incentive compensation, our compensation committee evaluates the achievement of defined goals by the executive team, excluding the chief executive officer, and recommends to the board of directors with respect to the achievement of defined goals for the chief executive officer.

Executive Compensation

This section discusses the material components of the executive compensation program for our named executive officers who are named in the subsection titled “2024 – 2025 Summary Compensation Table” below. For 2025, our “named executive officers” and their positions were as follows:

•
Mark Litton, Ph.D., our president and chief executive officer;
•
Javier San Martin, M.D., our chief medical officer; and
•
Mark Worthington, our general counsel, chief compliance officer and corporate secretary.

All share amounts in this section reflect the Company’s 10-for-1 reverse stock split that became effective on September 17, 2025.

2024 – 2025 Summary Compensation Table

The following table represents information regarding the total compensation awarded to, earned by or paid to our named executive officers for the years ended December 31, 2025 and December 31, 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)	Total ($)
Mark Litton, Ph.D., President and Chief Executive Officer	2025	625,000	171,875	83,720	518,135	—	25,085(5)	1,423,814
	2024	625,000	—	138,353	1,991,260	395,313	25,085 (5)	3,175,009
Javier San Martin, M.D., Chief Medical Officer	2025	500,000	100,000	27,907	182,143	—	85(6)	810,134
Mark Worthington, General Counsel, Chief Compliance Officer and Corporate Secretary	2025	450,000	90,000	21,541	140,601	—	29,335(5)	731,477
	2024	450,000	—	49,489	606,498	207,000	24,523(5)	1,337,509
(1)
In January 2025, the compensation committee, and with respect to Dr. Litton, the board of directors, approved a retention bonus program under the Company’s Executive Incentive Compensation Plan, which program was amended in February 2025. As amended, the retention bonus program provided that each employee would be entitled to receive a cash bonus equal to the greater of (i) 50% of the employee’s 2025 annual target bonus and (ii) 10% of the employee’s 2025 annual base salary, due on the earliest of (i) September 20, 2025, (ii) consummation of a contemplated strategic transaction and (iii) the date the Company wound up its affairs. The bonuses reflected in this column were paid to the executives on September 30, 2025.
(2)
In accordance with SEC rules, amounts in this column reflect the aggregate grant date fair value of time-based and performance RSU awards granted during 2024 and 2025 computed in accordance with ASC 718, rather than the amounts paid or realized by the named executive officer. The performance RSU award amounts reflect the probable outcome of the performance conditions, in accordance with ASC 718. For a discussion of valuation assumptions, see Note 9 and the sections titled “Stock-based Compensation” to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026. The fair value of the performance RSU awards at the grant date has been calculated assuming that the highest level of performance conditions will be achieved for each award.
(3)
In accordance with SEC rules, amounts in this column reflect the aggregate grant date fair value of stock options granted during 2024 and 2025 computed in accordance with ASC 718, rather than the amounts paid or realized by the named executive officer. For a discussion of valuation assumptions, see Note 9 and the sections titled “Stock-based Compensation” to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026.
(4)
Represents cash bonuses earned by the named executive officers pursuant to our Executive Incentive Compensation Plan for 2024 performance, paid in 2025.
(5)
Represents payments made on the executive’s behalf for basic life insurance and contributions to vested and unvested defined contribution plans.
(6)
Represents payments made on the executive’s behalf for basic life insurance.

Outstanding Equity Awards at December 31, 2025

The following table shows grants of stock options and restricted stock units to each of our named executive officers outstanding at December 31, 2025.

		Number of Securities Underlying Unexercised Options				Stock Awards (unvested)
Name	Vesting Commencement Date	Exercisable (#)	Unexercisable (#)	Option Exercise Price ($)(2)	Expiration Date	Shares or Units (#)	Market Value of Shares or Units ($)(4)
Mark Litton, Ph.D.	7/1/2019	10,088	—	13.50	8/14/2029	—	—
	8/26/2020	4,665	—	170.00	9/16/2030	—	—
	1/8/2021	8,499	—	211.50	2/17/2031	—	—
	1/27/2022	39,166	833(1)	99.10	1/26/2032	—	—
	1/27/2023	41,319	1,180(2)	41.10	1/26/2033	—	—

	2/15/2024	29,795	35,204(1)	36.60	2/14/2034	—	—
	10/3/2024	32,500	—	4.26	10/2/2034	—	—
	3/3/2025	6,259	27,121(1)	3.77	3/2/2035	—	—
	3/3/2025	—	—	—	3/2/2035	22,254(3)	168,463
	9/25/2025	—	133,526(5)	3.81	9/24/2035	—	—
Javier San Martin, M.D.	4/15/2024	16,675	23,325(6)	20.60	4/14/2034	—	—
	10/1/2024	14,000	—	4.50	9/30/2034	—	—
	3/3/2025	2,088	9,039(1)	3.77	3/2/2035	—	—
	3/3/2025	—	—	—	3/2/2035	7,418(3)	56,154
	9/24/2025	—	44,508(5)	4.07	9/23/2035	—	—
Mark Worthington	6/1/2021	14,999	—	153.40	11/2/2031	—	—
	1/18/2022	14,687	312(1)	106.40	1/17/2032	—	—
	1/19/2023	14,583	416(2)	33.70	1/18/2033	—	—
	2/14/2024	10,087	11,912(1)	32.60	2/13/2034	—	—
	10/1/2024	10,999	—	4.50	9/30/2034	—	—
	3/3/2025	1,611	6,977(1)	3.77	3/2/2035	—	—
	3/3/2025	—	—	—	3/2/2035	5,726(3)	43,346
	9/24/2025	—	34,358(5)	4.07	9/23/2035	—	—
(1)
Stock option vests over four years, with 1/48 vesting on the monthly anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date.
(2)
Stock option vests over three years, with 1/36 vesting on the monthly anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date.
(3)
100% of the RSUs vest on the one-year anniversary of the vesting commencement date.
(4)
The market value of RSUs that have not vested is based on the closing price of the Company’s common stock on Nasdaq on December 31, 2025, which was $7.57 per share.
(5)
Stock option vests only upon satisfaction of both a milestone requirement and a service-based requirement. The milestone requirement was satisfied on December 23, 2025. The service-based requirement will be satisfied as to 50% of the total number of shares granted under the option on December 23, 2026 and as to 1/36th of the remaining 50% on each monthly anniversary thereafter.
(6)
Stock option vests as to 25% on the first anniversary of the vesting commencement date, with the remaining stock options vesting monthly thereafter.

Executive Employment Arrangements

Each of our named executive officers has executed our standard form of confidential information, invention assignment and arbitration agreement.

Dr. Mark Litton

In September 2020, we entered into a confirmatory employment letter with Dr. Litton, our then chief operating officer and current president and chief executive officer. The confirmatory employment letter has no specific term and provides that Dr. Litton is an at-will employee and superseded all prior employment agreements between Dr. Litton and us.

In February 2025, the board of directors, upon recommendation of our compensation committee, approved a continuation of Dr. Litton’s annual base salary at $625,000, effective as of January 1, 2025. In March 2026, the board of directors, upon recommendation of our compensation committee, approved an increase of Dr. Litton’s annual base salary to $667,000, effective as of January 1, 2026. Dr. Litton’s target annual bonus amount under the Company’s bonus plan remains at 55% of his annual base salary.

Javier San Martin

In March 2024, we entered into an offer letter with Dr. San Martin, our chief medical officer. The offer letter has no specific term and provides that Dr. San Martin is an at-will employee. In March 2026, our compensation committee approved an increase of Dr. San Martin’s annual base salary to $540,000, effective as of January 1, 2026. Dr. San Martin’s target annual bonus amount under the Company’s bonus plan remains at 40% of his annual base salary.

Mark Worthington

In May 2021, we entered into an offer letter with Mr. Worthington, our general counsel, chief compliance officer and corporate secretary. The offer letter has no specific term and provides that Mr. Worthington is an at-will employee. In March 2026, our compensation committee approved an increase of Mr. Worthington’s annual base salary to $475,000, effective as of January 1, 2026. Mr. Worthington’s target annual bonus amount under the Company’s bonus plan remains at 40% of his annual base salary.

Change in Control and Severance Agreements and Arrangements

Change in Control and Severance Agreements

In June 2021 we entered into a change in control and severance agreement with Mr. Worthington, in January 2022 we entered into an amended change in control and severance agreement with Dr. Litton, and in April 2024 we entered into a change in control and severance agreement with Dr. San Martin. These agreements provide for certain severance and change in control benefits as described below.

If the employment of a named executive officer with whom we have entered into a change in control and severance agreement is terminated outside the period beginning one month prior to the date of a change in control and ending 12 months following that change in control (the "Change in Control Period"), either (1) by the Company without “cause” (excluding by reason of death or disability) or (2) by the named executive officer for “good reason” (as such terms are defined in the named executive officer’s change in control and severance agreement), the named executive officer will receive the following benefits if such named executive officer timely signs and does not revoke a release of claims in our favor:

•
a lump-sum payment equal to 9 months (or 12 months in the case of Dr. Litton) of the named executive officer’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction);
•
payment of premiums for coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA), for the named executive officer and his eligible dependents, if any, for up to 9 months (or up to 12 months for Dr. Litton); and
•
in the case of Dr. Litton, 25% accelerated vesting and exercisability of the shares subject to the stock option award granted to Dr. Litton on August 15, 2019, that are outstanding and unvested as of the date of such termination.

If, during the Change in Control Period, the employment of a named executive officer with whom we have entered into a change in control and severance agreement is terminated either (1) by the Company without cause (excluding by reason of death or disability) or (2) by the named executive officer for good reason, the named executive officer will receive the following benefits if the named executive officer timely signs and does not revoke a release of claims in our favor:

•
a lump-sum payment equal to 12 months (or 18 months in the case of Dr. Litton) of the named executive officer’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction) or if greater, at the level in effect immediately prior to the change in control;
•
a lump-sum payment equal to 100% (or 150% in the case of Dr. Litton) of the named executive officer’s target annual bonus as in effect for the fiscal year in which such termination occurs or if greater, at the level in effect immediately prior to the change in control;
•
payment of premiums for coverage under COBRA for the named executive officer and the named executive officer’s eligible dependents, if any, for up to 12 months (or up to 18 months for Dr. Litton); and
•
100% accelerated vesting and exercisability of all Company equity awards with service-based vesting (but that are not subject to performance-based vesting) that are outstanding and unvested as of the date of the qualifying termination.

In addition, the change in control and severance agreement with Dr. Litton provides for 100% accelerated vesting and exercisability of Company equity awards granted under our 2014 Equity Incentive Plan and held by Dr. Litton to the extent such awards are not assumed or substituted for by the successor corporation in a change in control.

If any of the amounts provided for under these change in control and severance agreements or otherwise payable to the named executive officer would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax, the named executive officer would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the named executive officer. The change in control and severance agreements do not require us to provide any tax gross-up payments.

Under the change in control and severance agreement, “cause” generally means the named executive officer’s: indictment or conviction of any felony or any crime involving dishonesty or moral turpitude; participation in any fraud against us or other dishonesty which is not the result of an innocent or inadvertent mistake by the named executive officer with respect to us; willful violation of his obligations to us after there has been delivered to the named executive officer a written demand for performance from the board of directors; continued violation or breach of any material written Company policy, agreement with us, or any statutory or fiduciary duty to us after we have delivered to the named executive officer a written notification of such violation or breach; or damaging or misappropriating or attempting to damage or misappropriate any of our property, including intellectual property.

Under the change in control and severance agreement, “good reason” generally means that the named executive officer resigns from the Company within 30 days following the end of our cure period (discussed below) as a result of any of the following that occurs without his consent: a material reduction in the named executive officer’s duties or responsibilities that is inconsistent with his position, provided that a mere change of title alone will not constitute such a material reduction; the requirement that the named executive officer change his principal office to a facility that increases his commute by more than 40 miles from his commute to the location at which the named executive officer was employed prior to such change; or a material reduction in base salary or a material reduction in his employee benefits (other than (1) in connection with a general decrease in salary (or employee benefits, as applicable) of all similarly situated employees, and (2) following our change in control, to the extent necessary to make his salary (or employee benefits, as applicable) commensurate with those of our other employees or our successor entity or parent entity who are similarly situated with him). For a resignation to qualify as “good reason,” the named executive officer also must provide written notice within 90 days following the initial existence of the good reason condition, and we must have failed to materially remedy such event within 30 days after receipt of such notice.

Equity Awards

2025 Time-Based Options and RSUs

In February 2025, our compensation committee approved, or recommended that our board of directors approve, grants of stock options under our 2020 Equity Incentive Plan to our named executive officers. Dr. San Martin and Mr. Worthington were awarded stock options equal to 11,127 and 8,589 shares, respectively, which vest monthly over four years, subject to continued service with us through the applicable vesting date. In February 2025, our compensation committee recommended, and our board of directors approved, a grant of stock options under our 2020 Equity Incentive Plan of 33,381 shares to Dr. Litton, which vest monthly over four years, subject to continued service with us through the applicable vesting date. Each of the named executive officer’s options are also subject to acceleration pursuant to the terms of his change in control and severance agreement, as described above.

In February 2025, our compensation committee approved, or recommended that our board of directors approve, grants of RSUs under our 2020 Equity Incentive Plan to our named executive officers. Dr. San Martin and Mr. Worthington were awarded 7,418 and 5,726 RSUs, respectively, which vested as to 100% on the one-year anniversary of the applicable vesting commencement date. In February 2025, our compensation committee recommended, and our board of directors approved, a grant of 22,254 RSUs under our 2020 Equity Incentive Plan to Dr. Litton, which vested as to 100% on the one-year anniversary of the applicable vesting commencement date. Each of the named executive officer’s RSU awards are also subject to acceleration pursuant to the terms of his change in control and severance agreement, as described above.

Retention Equity Awards

In October 2024, our compensation committee approved, or recommended that our board of directors approve, the grant of retention equity awards under our 2020 Equity Incentive Plan to each of Dr. Litton, Dr. San Martin and Mr. Worthington in the form of stock options and RSUs.

Our compensation committee awarded to Dr. San Martin 14,000 stock options and 14,000 RSUs and Mr. Worthington 11,000 stock options and 11,000 RSUs, and our board of directors awarded to Dr. Litton 32,500 stock options and 32,500 RSUs, which vested in accordance with the following schedule: one-third (1/3rd) of each award vested on each of December 31, 2024, June 30, 2025 and December 31, 2025, subject to continued service with us through the applicable vesting date.

In addition to the accelerated vesting provisions of our 2020 Equity Incentive Plan described below and of the applicable named executive officer’s change in control and severance agreement, as described above, upon a Qualifying Merger (as defined in the applicable award agreement and generally meaning a transaction with a privately held corporation the primary purpose of which is a go-public transaction for the private company, and where the Company or its successor is publicly traded following the transaction), each of the aforementioned retention equity awards would accelerate vesting in full, subject to the applicable named executive officer’s continued service to us through the date of such Qualifying Merger.

In September 2025, the compensation committee approved, or, with respect to Dr. Litton, recommended that the board of directors approve, grants of stock options under our 2020 Equity Incentive Plan to each of Dr. Litton, Dr. San Martin and Mr. Worthington. Our compensation committee awarded to Dr. San Martin and Mr. Worthington 44,508 stock options and 34,358 stock options, respectively, and our board of directors awarded Dr. Litton 133,526 stock options. Such options were scheduled to vest only upon satisfaction of both a milestone requirement and a service-based requirement. In December 2025, the compensation committee determined that the milestone requirement was met due to the Company then having cash resources of at least $30 million available for Phase 3 clinical development.

The service-based requirement will be satisfied as to fifty percent (50%) of the total number of shares granted under the stock options on the one-year anniversary of the compensation committee’s determination that the milestone requirement was met and as to one thirty-sixth (1/36th) of the remaining fifty percent (50%) of the total number of shares granted under the stock options each month thereafter on the same day of the month as the date of the compensation committee’s determination (and if there is no corresponding day, the last day of the month), subject to the recipient continuing to be a service provider through the applicable vesting dates.

In addition to the accelerated vesting provisions of our 2020 Equity Incentive Plan described below and, once the milestone requirement was met, of the applicable named executive officer’s change in control and severance agreement, as described above, upon a Qualifying Merger (as defined in the applicable award agreement and generally having the same meaning as described above), each of the September 2025 retention equity awards will accelerate vesting in full, subject to the applicable named executive officer’s continued service to us through the date of such Qualifying Merger. In addition, if, after the milestone requirement was met, there is a sale or exclusive license or sublicense of a Company asset with respect to which all or a portion of the net proceeds are distributed to Company stockholders, the vesting of the September 2025 retention equity awards accelerate vesting in full, subject to the applicable named executive officer’s continued service to us through the date of such asset transaction.

Certain RSU Awards Granted in Prior Years

Our compensation committee approved a grant of 3,000 RSUs to Mr. Worthington, and our board of directors approved a grant of 6,000 RSUs to Dr. Litton, in November 2021, under the Company’s 2020 Equity Incentive Plan to provide additional performance incentives aligned with key strategic goals.

In December 2022, our compensation committee revised the vesting schedule of the RSU awards held by Mr. Worthington, and Dr. Litton due to changed circumstances relating to the performance goals under the original vesting schedule. At the time of such amendment, one third (1/3rd) of the number of shares subject to the RSU awards had vested upon the completion of the public readout of topline results of the Company’s ACT-AD Phase 2 clinical trial in June 2022. The original vesting schedule provided that an additional one third (1/3rd) of the number of shares subject to the RSU awards would vest at the completion of the public readout of topline results of the Company’s LIFT-AD Phase 2/3 clinical trial (the "LIFT-AD Readout"), and the remaining one third (1/3rd) of the number of shares subject to the RSU awards would be scheduled to vest six (6) months after the LIFT-AD Readout, in each case subject to the recipient’s continued service with us through the applicable vesting date. The vesting schedule was amended with respect to the remaining two-thirds (2/3rds) of the shares subject to the RSU awards that remained unvested at the time of the amendment, to provide that one third (1/3rd) of the number of shares subject to the RSU awards would vest at the date our compensation committee determined that enrollment of the Company’s LIFT-AD Phase 2/3 clinical trial had been completed (which occurred in January 2024), and the remaining one third (1/3rd) of the number of shares subject to the RSU awards would vest at the completion of the LIFT-AD Readout (which occurred in September 2024), in each case subject to the recipient’s continued service with us through the applicable vesting date.

The RSU award agreements provided for 100% vesting acceleration in the event that, on or within 12 months following a Change in Control (within the meaning of our 2020 Equity Incentive Plan), the award recipient was terminated by the Company without “cause” (as defined in the recipient’s award agreement).

Equity Incentive Plans

Under our 2026 Equity Incentive Plan, 2020 Equity Incentive Plan and 2024 Inducement Equity Incentive Plan, unless otherwise specified in an award agreement for a particular award, all unvested options, RSUs and other equity awards vest in full and, if applicable, become exercisable, and performance-based awards would be deemed achieved at 100% of target, upon a “change in control” (as defined in the applicable plan) of the Company or a merger of the Company with or into another corporation or entity, unless the option or award is assumed or substituted for by the acquiring entity, and to the extent exercisable, would terminate if not exercised within the applicable period.

All awards granted under our 2014 Equity Incentive Plan to our named executive officers are fully vested. Under our 2014 Equity Incentive Plan, in the event of a “corporate transaction” as defined thereunder, these outstanding awards may be assumed, continued or substituted for by the surviving or acquiring corporation, or the awards may be cancelled for no consideration or in exchange for such cash consideration as our board of directors deems appropriate, including that an option may be cancelled for a payment equal to the difference between the value the named executive officer would have received upon exercise of the option and the option exercise price.

Our board of directors or the compensation committee, as administrator of our equity incentive plans, has the authority to provide for the accelerated vesting of any or all outstanding equity awards under the plans.

Clawback Policy

In February 2023, our board of directors adopted an executive compensation recovery ("clawback") policy applicable to our current and future former executive officers. This initial clawback policy provided us the right, within three years following the original filing date of the applicable financial statements, to recover certain compensation from executive officers in the event all or a portion of our financial statements were subject to a material negative restatement as the result of the gross negligence, intentional misconduct or fraud by an executive officer. We amended and restated our clawback policy in November 2023 to reflect the Nasdaq listing standards that became effective in October 2023 and again in September 2024. In accordance with the Nasdaq listing standard requirements, our amended and restated clawback policy provides that if we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, then we must recover from the covered executives any excess compensation covered by the amended and restated clawback policy. The September 2024 amendment and restatement of our clawback policy expanded the clawback policy to apply in the event that we are required to retract or correct scientific results. This expansion provides that we must also recover from the covered executives any excess compensation covered by the amended and restated clawback policy in the event that we are required to retract a scientific publication or correct a material scientific finding in a scientific publication (as determined by our board of directors or compliance committee), where such retraction or correction is due to fraudulent or intentional misconduct, gross negligence, or a material violation of a Company policy or the policy of a scientific publication related to scientific integrity. As described in more detail in our amended and restated clawback policy, excess compensation generally is incentive-based compensation that exceeds the amount the individual otherwise would have received had the compensation been determined based on the restated amounts. Excess compensation generally is covered by the amended and restated clawback policy if it is received by an individual during our three completed fiscal years immediately prior to the date we determine an accounting restatement or a retraction or correction of scientific results is required (or a legally authorized body, such as a court, directs us to prepare an accounting restatement), if the amounts were received after the individual became an executive officer, and if he or she served as an executive officer during the applicable performance period (and only if the amounts were received after October 2, 2023).

Executive Incentive Compensation Plan

Our Executive Incentive Compensation Plan is administered by our board of directors or a committee appointed by our board of directors. Our Executive Incentive Compensation Plan allows us to grant incentive awards, generally payable in cash, to employees selected by the administrator, including our named executive officers, based upon any performance goals that may be established by the administrator.

Under our Executive Incentive Compensation Plan, the administrator will determine any performance goals applicable to an award, which goals may include, without limitation, attainment of research and development milestones; sales bookings; business divestitures and acquisitions; capital raising; cash flow; cash position; contract awards or backlog; corporate transactions; customer renewals; customer retention rates from an acquired company, subsidiary, business unit or division; earnings (which may include any calculation of earnings, including but not limited to earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation and amortization and net taxes); earnings per share; expenses; financial milestones; gross margin; growth in stockholder value relative to the moving average of the S&P 500 Index or another index; internal rate of return; leadership development or succession planning; license or research collaboration arrangements; market share; net income; net profit; net sales; new product or business development; new product invention or innovation; number of customers; operating cash flow; operating expenses; operating income; operating margin; overhead or other expense reduction; patents; procurement; product defect measures; product release timelines; productivity; profit; regulatory milestones or regulatory-related goals; retained earnings; return on assets; return on capital; return on equity; return on investment; return on sales; revenue; revenue growth; sales results; sales growth; savings; stock price; time to market; total stockholder return; working capital; unadjusted or adjusted actual contract value; unadjusted or adjusted total contract value; and individual objectives such as peer reviews or other subjective or objective criteria. The performance goals may differ from participant to participant and from award to award. The administrator also may determine that a target award or portion of a target award will not have a performance goal associated with it but instead will be granted, if at all, as determined by the administrator.

The administrator of our Executive Incentive Compensation Plan, in its sole discretion and at any time, may increase, reduce or eliminate a participant’s actual award, and/or increase, reduce or eliminate the amount allocated to any bonus pool for a particular performance period. The actual award may be below, at or above a participant’s target award, in the discretion of the administrator. The administrator may determine the amount of any reduction on the basis of such factors as it deems relevant, and the administrator is not required to establish any allocation or weighting with respect to the factors it considers.

Actual awards generally will be paid in cash (or its equivalent) only after they are earned, and, unless otherwise determined by the administrator, a participant must be employed with us through the date the actual award is paid. The administrator of our Executive Incentive Compensation Plan reserves the right to settle an actual award with a grant of an equity award under our then-current equity compensation plan, which equity award may have such terms and conditions, including vesting, as determined by the administrator. Payment of awards occurs as soon as administratively practicable after they are earned, but no later than the dates set forth in our Executive Incentive Compensation Plan.

Awards under our Executive Incentive Compensation Plan are subject to our amended and restated clawback policy, which we may revise from time to time to comply with applicable laws. The administrator also may impose such other clawback, recovery or recoupment provisions with respect an award under our Executive Incentive Compensation Plan as the administrator determines necessary or appropriate, including for example, reduction, cancellation, forfeiture or recoupment upon a termination of a participant’s employment for cause. Certain participants may be required to reimburse us for certain amounts paid under an award under our Executive Incentive Compensation Plan in connection with certain accounting restatements we may be required to prepare due to our material noncompliance with any financial reporting requirements under applicable securities laws, as a result of misconduct.

The administrator of our Executive Incentive Compensation Plan has the authority to amend, alter, suspend or terminate our Executive Incentive Compensation Plan, provided such action does not impair the existing rights of any participant with respect to any earned awards. Our Executive Incentive Compensation Plan will remain in effect until terminated in accordance with its terms.

Retention Bonus Program

In January 2025, the compensation committee, and with respect to Dr. Litton, the board of directors, approved a cash retention program under the Company’s Executive Incentive Compensation Plan, under which covered employees would be entitled to receive a cash bonus (the "Retention Bonus Program"), upon the satisfaction of retention criteria set forth in the Retention Bonus Program. In February 2025, the compensation committee approved an amendment to the Retention Bonus Program, pursuant to which each applicable employee would be entitled to receive a cash bonus equal to the greater of (i) 50% of such employee’s 2025 annual target bonus and (ii) 10% of such employee’s 2025 annual base salary, and with such bonus due to be paid, less applicable tax withholdings, on the earliest of (x) September 30, 2025, (y) the consummation of a contemplated strategic transaction and (z) the date the Company winds up its affairs, subject, in each case, to each applicable employee remaining employed through such payment date. The retention bonuses awarded to our named executive officers for 2025 are set forth in the “2024-2025 Summary Compensation Table” above.

In September 2025, the compensation committee, and with respect to Dr. Litton, the board of directors, amended the Retention Bonus Program to provide additional retention into 2026. The amendment provides that certain employees would be entitled to receive an additional cash bonus equal to the greater of (i) 50% of such employee’s 2025 annual target bonus and (ii) 10% of such employee’s 2025 annual base salary, and with such bonus due to be paid, less applicable tax withholdings, on the earliest of (x) January 31, 2026, and (y) the date the Company winds up its affairs, subject, in each case, to (a) each applicable employee remaining employed through such payment date and (b) by no later than December 31, 2025, the Company having cash and cash equivalents of at least $30 million available for Phase 3 clinical development of an in-licensed drug candidate, as determined by the compensation committee or the board of directors (the "Bonus Condition").

In December 2025, our compensation committee determined that the Bonus Condition had been achieved.

Equity Granting Practices

Our board of directors or compensation committee, as applicable, does not grant equity awards on a predetermined schedule. Our grant committee, which consists of certain members of management and which has been delegated prescribed authority to grant equity awards to certain non-executive officer service providers, approves equity awards in advance, and such awards generally become effective on the first trading day of the following month. Awards to our non-employee directors are granted automatically pursuant to our outside director compensation policy. We have not granted, nor do we intend to grant, stock options in anticipation of the release of material, nonpublic information, and we have not taken, nor do we intend to take, material nonpublic information into account when determining the terms of stock options. Similarly, we have not timed, nor do we intend to time, the release of material, nonpublic information for the purpose of affecting the value of executive compensation or for any other purpose.

Pay Versus Performance Disclosure

As required by Item 402(v) of SEC Regulation S-K, the following table, footnotes and discussion provide “Pay versus Performance” regarding the relationship between executive compensation actually paid, or CAP, as calculated under the applicable SEC rules, for the last two (2) fiscal years. As required by SEC rules, as it applies to smaller reporting companies, the table presented below discloses CAP for (i) our principal executive officer, or PEO, and (ii) our named executive officers, or NEOs, other than the PEO, or the non-PEO NEOs, on an average basis. The information provided below was not considered by our compensation committee in structuring or determining compensation for our NEOs.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(4)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(3)(4)	Year-end value of $100 invested in LONA on 12/31/2023 ($)(5)	Net Income (Loss) ($, in millions)(6)
2025	1,423,814	1,954,031	770,805	886,859	31	(106)
2024	3,175,009	1,153,337	1,433,340	531,861	24	(97)
(1)
Mark Litton, Ph.D., our president and chief executive officer, was the PEO for 2024 and 2025.
(2)
Deductions from, and additions to, total compensation in the Summary Compensation Table by year to calculate CAP include:

	Mark Litton ($)		Average Non-PEO NEOs ($)		Mark Litton ($)		Average Non-PEO NEOs ($)
Total Compensation from Summary Compensation Table	1,423,814		770,805		3,175,009		1,433,340
Total Adjustments for Pension	-	-	-	-	-	-	-
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	(601,854)		(186,096)		(2,129,612)		(702,663)
Year-end fair value of unvested awards granted in the current year	1,354,529		399,819		540,619		91,567
Year-over-year difference of year-end fair values for unvested awards granted in prior years	(31,750)		(7,766)		(567,052)		(109,767)
Fair values at vest date for awards granted and vested in current year	19,286		5,699		298,686		99,407
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	(209,994)		(95,602)		(164,313)		(37,934)
Forfeitures during current year equal to prior year-end fair value	-		-		-		(242,089)
Total Adjustments for Equity Awards	530,216		116,054		(2,021,673)		(901,479)
Compensation Actually Paid (as calculated)	1,954,031		886,859		1,153,337		531,861
(3)
The following summarizes the valuation assumptions used for stock option awards included as part of CAP:
•
Expected life of each stock option is based on the "simplified method" using an average of the remaining vest and remaining term, as of the vest/FYE date.
•
Strike price is based on each grant date closing price and asset price is based on each vest/FYE closing price.
•
Risk free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest/FYE date.
•
Historical volatility is based on daily price history for each expected life (years) prior to each vest/FYE date. Closing prices provided by S&P Capital IQ are adjusted for dividends and splits.
•
Represents annual dividend yield on each vest/FYE date.

(4)
Non-PEO NEOs reflect the average Summary Compensation Table total compensation and average CAP for the following executives by year:
•
2025: Javier San Martin and Mark Worthington
•
2024: Kevin Church, Mark Worthington, Andrew Gengos and Rachel Lenington
(5)
Total shareholder return, or TSR, is determined based on the value of an initial fixed investment of $100 on December 31, 2023. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)
The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.

Required Disclosure of Relationships Between Cap and Financial Performance Measures

As required by Item 402(v) of Regulation S-K, we are providing the descriptions below of the relationship between CAP (as calculated in accordance with the SEC rules and described above) and Cumulative TSR and Net Income (Loss). Calculations cover the two-year period from 2024 through 2025, each as set forth in the table above.

CAP versus Indexed Total Shareholder Return
CAP ($M)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
Value of $100 Invested on 12/31/2023
2024
2025
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
LONA value of $100 Invested 12/31/23

CAP vs. Net Loss
$3.00
$2.00
$1.00
$-
$(1.00)
$(2.00)
$(3.00)
CAP ($M)
$150.00
$100.00
$50.00
$-
$(50.00)
$(100.00)
$(150.00)
Net Loss ($ Mil.)
2024
2025
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
LONA Net Loss ($M)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of May 1, 2026 by:

•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;
•
each of our named executive officers;
•
each of our directors (including directors who have joined our board since May 1, 2026); and
•
all of our executive officers and directors as a group.

The percentage of beneficial ownership shown in the table is based upon 9,393,514 shares of common stock outstanding as of May 1, 2026.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules take into account shares of common stock issuable pursuant to the exercise or conversion of stock options or warrants or convertible notes that are either immediately exercisable or convertible or exercisable or convertible on or before the 60th day after May 1, 2026. Certain of the options granted to our executive officers may be exercised prior to the vesting of the underlying shares. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o LeonaBio, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011.

	Shares Beneficially Owned
	Shares (#)		Percentage (%)
5% and Greater Stockholders
Anders Hove(1)	596,068	-	6.35
Perceptive Entities(2)	1,882,370		19.99
Named Executive Officers and Directors
Mark Litton(3)	277,744		2.89
Mark Worthington(4)	102,396		1.08
Javier San Martin(5)	69,624		*
Frederick P. Callori	—		*
Joseph Edelman(6)	1,882,370		19.99
Natalie C. Holles	—		*
James A. Johnson(7)	14,651		*
Barbara Kosacz(8)	12,764		*
Kelly A. Romano(9)	20,835		*
Grant Pickering(10)	14,301		*
Michael Panzara(11)	11,608		*
Peter B. Silverman	—		*
All Current Directors and Executive Officers as a Group (14 Persons)(12)	2,559,084		25.73

* Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)
Based on the Schedule 13G/A filed with the Securities and Exchange Commission on January 8, 2026. Consists of (i) 250,348 shares of common stock which Acorn Bioventures, L.P. and Acorn Capital Advisors GP, LLC may be deemed to beneficially own and (ii) 345,720 shares of common stock which Acorn Bioventures 2, L.P. and Acorn Capital Advisors GP 2, LLC may be

deemed to beneficially own. Acorn Capital Advisors GP, LLC is the General Partner of Acorn Bioventures, L.P. and may be deemed to beneficially own the shares of common stock beneficially owned by Acorn Bioventures, L.P. Acorn Capital Advisors GP 2, LLC is the General Partner of Acorn Bioventures 2, L.P. and may be deemed to beneficially own the shares of common stock beneficially owned by Acorn Bioventures 2, L.P. Mr. Hove, in his capacity as Manager of each of Acorn Capital Advisors GP, LLC and Acorn Capital Advisors GP 2, LLC, may be deemed to beneficially own the shares beneficially owned by each of Acorn Capital Advisors GP, LLC and Acorn Capital Advisors GP 2, LLC. The business address of Acorn Bioventures, L.P. and Acorn Bioventures 2, L.P. is 420 Lexington Avenue, Suite 2626, New York, New York 10170.
(2)
Based on the Schedule 13D/A filed with the Securities and Exchange Commission on January 16, 2026. Consists of (i) 1,529,566 shares of common stock and 18,960 shares of common stock issuable upon the partial exercise of a pre-funded warrant that is exercisable within 60 days of May 1, 2026 held directly by Perceptive Life Sciences Master Fund, Ltd. (“Master Fund”), and (ii) 329,756 shares of common stock and 4,088 shares of common stock issuable upon the partial exercise of a pre-funded warrant that is exercisable within 60 days of May 1, 2026 held directly by Perceptive Xontogeny Venture Fund II, LP (“PXV II” and, together with Master Fund, “Perceptive Entities”). Perceptive Advisors LLC (“Perceptive Advisors”) is the investment advisor of Master Fund and may be deemed to have beneficial ownership of PXV II, and accordingly, may be deemed to beneficially own the securities directly held by PXV II. Joseph Edelman is the controlling person of Perceptive Advisors and Perceptive Venture and accordingly, may be deemed to have beneficial ownership of the shares beneficially owned by Master Fund, PXV II, Perceptive Advisors and Perceptive Venture. Perceptive Advisors, Perceptive Venture, Master Fund, PXV II and Mr. Edelman disclaim beneficial ownership of all such securities except to the extent of its or his pecuniary interest therein. The business address for each of Perceptive Advisors, Perceptive Venture, Master Fund, PXV II and Mr. Edelman is 51 Astor Place, 10th Floor, New York, NY 10003.
(3)
Consists of 57,926 shares held of record by Dr. Litton, 656 shares held by Irrevocable Trust of OSL, 656 shares held by Irrevocable Trust of SWL, and 656 shares held by Irrevocable Trust of WGL, each irrevocable trust is for the benefit of Dr. Litton’s children, and options to purchase 217,850 shares that are exercisable within 60 days of May 1, 2026.
(4)
Consists of 18,376 shares held by Mr. Worthington and options to purchase 84,020 shares that are exercisable within 60 days of May 1, 2026.
(5)
Consists of 15,887 shares held by Dr. San Martin and options to purchase 53,737 shares that are exercisable within 60 days of May 1, 2026.
(6)
Consists of the shares referenced in footnote (2) above and excludes 14,151 shares issuable upon the exercise of options held by Mr. Edelman, which are not exercisable within 60 days of May 1, 2026. Joseph Edelman is the managing member of Perceptive Advisors LLC and he may be deemed to beneficially own the shares held by the Perceptive Entities. Mr. Edelman disclaims beneficial ownership of all such securities except to the extent of its or his pecuniary interest therein.
(7)
Consists of 500 shares held by Mr. Johnson and options to purchase 14,151 shares that are exercisable within 60 days of May 1, 2026.
(8)
Consists of options held by Ms. Kosacz to purchase 12,764 shares that are exercisable within 60 days of May 1, 2026.
(9)
Consists of 8,071 shares held by Ms. Romano and options to purchase 12,764 shares that are exercisable within 60 days of May 1, 2026.
(10)
Consists of 2,578 shares held by Mr. Pickering and options to purchase 11,723 shares that are exercisable within 60 days of May 1, 2026.
(11)
Consists of options held by Dr. Panzara to purchase 11,608 shares that are exercisable within 60 days of May 1, 2026.
(12)
Consists of 2,005,657 shares held by our current directors and executive officers as a group, pre-funded warrants to purchase 23,048 shares that are exercisable within 60 days of May 1, 2026, and options to purchase 530,379 shares that are exercisable within 60 days of May 1, 2026.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes information about our equity compensation plans as of December 31, 2025. All outstanding awards relate to our common stock.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
Equity compensation plans approved by security holders
2014 Equity Incentive Plan	13,240	-	13.06	—
2020 Equity Incentive Plan	1,209,190(1)		38.31(2)	63,723
2020 Employee Stock Purchase Plan	—		—	156,754
Equity compensation plans not approved by security holders:
2024 Inducement Equity Incentive Plan	40,000		20.60	35,000
Total	1,262,430			255,477
(1)
Includes both 1,151,589 outstanding options and 57,601 outstanding, unvested time-based and performance restricted stock units.
(2)
Represents the outstanding options’ weighted-average exercise price and does not take into account the shares issuable upon vesting of outstanding time-based and performance restricted stock units, which do not have an exercise price.
(3)
Our 2020 Equity Incentive Plan includes provisions providing for an annual increase in the number of securities available for future issuance on the first day of each fiscal year, equal to the least of: (1) 323,000 shares; (2) 5% of the outstanding shares of common stock as of the last day of the immediately preceding fiscal year; and (3) such lesser number of shares determined by the board of directors. Our 2020 Employee Stock Purchase Plan includes provisions providing for an annual increase in the number of securities available for future issuance on the first day of each fiscal year, equal to the least of: (1) 1% of the outstanding shares of common stock as of the last day of the immediately preceding fiscal year; (2) 64,600 shares; and (3) such lesser number of shares determined by the board of directors. As of March 18, 2026, there will be no further grants under our 2020 Equity Incentive Plan, which was terminated for future use upon approval by our stockholders of our 2026 Equity Incentive Plan.
(4)
In February 2024, our board of directors adopted the Inducement Plan, and, subject to the adjustment provisions of the Inducement Plan, reserved 75,000 shares of our common stock for issuance pursuant to equity awards granted under the Inducement Plan. The Inducement Plan was adopted without stockholder approval pursuant to Nasdaq Rule 5635(c)(4). The Inducement Plan provides for the grant of equity-based awards, including nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, and performance awards, and its terms are substantially similar to our 2020 Equity Incentive Plan, including with respect to treatment of equity awards in the event of a “Change in Control” (as defined under the Inducement Plan) of the Company or a merger of the Company with or into another corporation or entity, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception. However, the 2020 Equity Incentive Plan permits certain exchange programs (including repricings) without stockholder approval, while our Inducement Plan does not permit such exchange programs.

RELATED PERSON TRANSACTIONS

The following is a summary of transactions since January 1, 2024 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors, promoters or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section of this proxy statement titled “Executive Compensation.”

Related-Person Transactions Policy

We have a formal, written policy that our executive officers, directors (including director nominees), holders of more than 5% of any class of our voting securities and any member of the immediate family of or any entities affiliated with any of the foregoing persons, are not permitted to enter into a related-person transaction with us without the prior approval or, in the case of pending or ongoing related-person transactions, ratification of our audit committee. For purposes of our policy, a related-person transaction is a transaction, arrangement or relationship where we were, are or will be involved and in which a related-person had, has or will have a direct or indirect material interest.

Certain transactions with related persons, however, are exempted from pre-approval including, but not limited to:

•
compensation of our executive officers and directors that is otherwise disclosed in our public filings with the SEC;
•
compensation, benefits and other transactions available to all of our employees generally;
•
transactions where a related-person’s interest derives solely from his or her service as a director of another entity that is a party to the transaction;
•
transactions where a related-person’s interest derives solely from his or her ownership of less than 10% of the equity interest in another entity that is a party to the transaction; and
•
transactions where a related-person’s interest derives solely from his or her ownership of a class of our equity securities and all holders of that class received the same benefit on a pro rata basis.

No member of the audit committee may participate in any review, consideration or approval of any related-person transaction where such member or any of his or her immediate family members is the related-person. In approving or rejecting the proposed agreement or transaction, our audit committee shall consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to:

•
the benefits and perceived benefits to us;
•
the materiality and character of the related-person’s direct and indirect interest;
•
the availability of other sources for comparable products or services;
•
the terms of the transaction; and
•
the terms available to unrelated third parties under the same or similar circumstances.

Private Placement Financing

On December 18, 2025, we completed a private placement of an aggregate of 5,356,547 shares of common stock and, in lieu of common stock, pre-funded warrants (the “PIPE Pre-Funded Warrants”) to purchase 8,816,684 shares of common stock, and accompanying Series A common warrants (the “PIPE Series A Common Warrants”) to purchase 23,031,494 shares of common stock and Series B common warrants (the “PIPE Series B Common Warrants” and, together with the PIPE Pre-Funded Warrants and the PIPE Series A Common Warrants, the “PIPE Warrants”) to purchase 21,259,842 shares of common stock with total gross proceeds of approximately $90 million (the “PIPE Transaction”). Affiliates of Perceptive Advisors LLC ("Perceptive Advisors") participated in the transaction. Perceptive Life Sciences Master Fund Ltd. (“Master Fund”) purchased an aggregate of 989,270 shares of our common stock, a PIPE Pre-Funded Warrant to purchase 1,372,935 shares of our common stock, and an accompanying PIPE Series A Common Warrant to purchase 3,838,583 shares of our common stock and an accompanying PIPE Series B Common Warrant to purchase 3,543,307 shares of our common stock. Perceptive Xontogeny Venture Fund II, LP (“PXV II” and, together with Master Fund, the “Perceptive Entities”) purchased 329,756 shares of common stock, a PIPE Pre-Funded Warrant to purchase 457,645 shares of our common stock and an accompanying PIPE Series A Common Warrant to purchase 1,279,526 shares of our common stock and an accompanying PIPE Series B Common Warrant to purchase 1,181,101 shares of our common stock. The per share purchase price was $6.35 for the common stock and accompanying PIPE Series A Common Warrants and PIPE Series B Common Warrants and $6.349 for the PIPE Pre-Funded Warrants and accompanying PIPE Series A Common Warrants and PIPE Series B Common Warrants, for an aggregate purchase price for the Perceptive Entities of $20.0 million. In connection with the private placement, we entered into a registration rights agreement with the purchasers in the PIPE Transaction, including the Perceptive Entities, requiring us to register the resale of the shares of our common stock and shares of our common stock issuable upon exercise of the PIPE Warrants. Joseph Edelman, a member of our board of directors, is a managing member of Perceptive Advisors and Perceptive Venture Advisors, LP, the investment managers of Master Fund and PXV II, respectively. Prior to the PIPE Transaction, Master Fund was a greater than 5% holder of our common stock. Other than the Perceptive Entities, none of the investors in the PIPE Transaction were greater than 5% holders of our common stock prior to the PIPE Transaction. Certain of the investors in the PIPE Transaction may, from time to time, be holders of 5% or more of our common stock either through the exercise of warrants and pre-funded warrants issued to such investors in the PIPE Transaction or otherwise, and such investors are parties to the registration rights agreement described above.

Additionally, pursuant to the terms of the PIPE Securities Purchase Agreement, for so long as funds affiliated with each of Commodore and TCGX, respectively, beneficially own 5% or more in the aggregate of the issued and outstanding shares of our common stock (including any shares of common stock issuable upon the exercise of any outstanding PIPE Warrants whose initial exercise date has occurred), each of Commodore and TCGX will be entitled to designate one member of the board of directors, and we will take all actions reasonably necessary to have such designee promptly appointed to our board of directors, including, but not limited to, increasing the size of our board of directors to accommodate the appointment of such designee, subject to specified conditions. Further to these contractual rights, Commodore designated Peter B. Silverman to serve on our board of directors and TCGX designated Natalie C. Holles to serve on our board of directors. On May 5, 2026, our board of directors approved the appointment of Mr. Silverman and Ms. Holles to our board of directors.

In addition, pursuant to the PIPE Securities Purchase Agreement, we agreed to use our reasonable best efforts to cause the resignation of two of our then-current directors by the six (6) month anniversary of the PIPE Closing Date. On May 4, 2026, John M. Fluke, Jr. resigned from our board of directors. We currently anticipate that our board of directors will be comprised of nine directors on or before December 31, 2026.

Sermonix Transaction

On December 18, 2025, we entered into a license agreement (the “Sermonix License”) with Sermonix Pharmaceuticals, Inc. (“Sermonix”) granting us an exclusive license and rights to develop, manufacture and commercialize oral forms of the selective estrogen-receptor modulator known as lasofoxifene in all countries and territories of the world except for Asia and certain countries in the Middle East (the “Retained Territory”). Under the terms of the Sermonix License, we assumed responsibility, in such countries and territories, for the ELAINE-3 trial and will coordinate with Sermonix and Shanghai Henlius Biotech, Inc. (“Henlius”), Sermonix's exclusive licensee for the Retained Territory, with respect to Henlius’ conduct of the ELAINE-3 trial in the Retained Territory. As consideration for the rights granted to us under the Sermonix License, we issued to Sermonix the Sermonix Pre-Funded Warrant, agreed to make payments to certain of Sermonix’s third-party service providers that total approximately $16.8 million, and make payments to Sermonix of $75,000 per month, subject to adjustment from time to time. Sermonix is also eligible to receive certain milestone payments and royalties pursuant to the terms of the Sermonix License.

In connection with entry into the Sermonix License, on December 18, 2025, we also entered into a securities purchase agreement with Sermonix (the “Sermonix Securities Purchase Agreement”), pursuant to which we issued to Sermonix a pre-funded warrant to purchase 5,502,402 shares of the Company’s common stock (the “Sermonix Pre-Funded Warrant”). The Sermonix Pre-Funded Warrant has an exercise price of $0.001 per share, and was issued as partial consideration for Sermonix’s entry into the Sermonix License. We also entered into a registration rights agreement with Sermonix, pursuant to which we were required to file a registration statement to register the resale of shares issuable pursuant to the Sermonix Pre-Funded Warrant. In addition, we agreed to, no later than in connection with our 2026 annual meeting of stockholders (the “Annual Meeting”), provide notice of, and solicit proxies from our stockholders to obtain approval from the Company’s stockholders as required by Nasdaq, including for purposes of Nasdaq Rule 5635(a), such that the Sermonix Pre-Funded Warrant can be exercised at any time without restriction or additional stockholder approval (the “Sermonix Stockholder Approval”). If the Sermonix Stockholder Approval was not obtained at or before the Annual Meeting, we agreed to cause an additional meeting (special or general) of the Company’s stockholders to be held every 90 days thereafter for the purpose of obtaining the Sermonix Stockholder Approval until the Sermonix Stockholder Approval was obtained. If the Sermonix Stockholder Approval was not obtained by the first anniversary of the original issuance of the Sermonix Pre-Funded Warrant, Sermonix would have had the right (the “Sermonix Redemption Right”) at any time and from time to time prior to such time that the Sermonix Stockholder Approval is obtained thereafter, to cause the Company to pay, at the option of Sermonix, an amount up to (a) $6.35 (the “Sermonix Redemption Price”) multiplied by (b) the number of shares of common stock with respect to which Sermonix is exercising the Sermonix Redemption Right. The Sermonix Redemption Right would have terminated on the earlier of (1) such time as we have paid an aggregate of $7.5 million in aggregate Sermonix Redemption Price to Sermonix in connection with one or more exercises of the Sermonix Redemption Right; and (2) immediately upon receipt of the Sermonix Stockholder Approval. At our March 2026 special meeting of stockholders, the Sermonix Stockholder Approval was obtained and the Sermonix Redemption Right terminated.

An affiliate of Perceptive Advisors held approximately 29% of the outstanding capital stock of Sermonix (excluding securities convertible into shares of capital stock) at the time of entry into the Sermonix License and Sermonix Securities Purchase Agreement. As of the date of this proxy statement, an affiliate of Perceptive Advisors holds approximately 49.77% of the outstanding capital stock of Sermonix.

For additional information please see the Sermonix Transaction section of “Item 1. Business” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 31, 2026.

Other Transactions

We have entered into employment offer letters and change in control and severance agreements with our executive officers. For a description of these agreements with our named executive officers, see the section of this proxy statement titled “Executive Compensation – Executive Employment Arrangements.”

We have granted stock options and/or restricted stock units, and issued common stock in connection therewith as applicable, to our executive officers and our non-employee directors. For a description of these grants and issuances, see the sections of this proxy statement titled “Director Compensation” and “Executive Compensation.”

We have entered into indemnification agreements with our directors and executive officers which provide for the indemnification for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of us, or any of our subsidiaries, by reason of any action or inaction by them while serving as a director, officer, employee, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of us or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance.

OTHER MATTERS

Availability of Bylaws

A copy of the Bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

2025 Annual Report

Our financial statements for our fiscal year ended December 31, 2025, are included in our Annual Report on Form 10-K, filed with the SEC on March 31, 2026, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at www.leonabio.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to LeonaBio, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Investor Relations.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

* * *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Bothell, Washington

May 11, 2026

LEONABIO, INC. 18706 NORTH CREEK PARKWAY, SUITE 104 BOTHELL, WA 98011 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/LONA2026 You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V97034-P52732 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. LEONABIO, INC. The Board of Directors recommends you vote FOR ALL the following: Vote on Directors 1. Election of Class III Directors Nominees: 01) Kelly A. Romano 02) James A. Johnson 03) Natalie Holles For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. Vote on Proposals The Board of Directors recommends you vote FOR the following proposals: 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. 3. To approve, on an advisory basis, the compensation of our named executive officers. For Against Abstain The Board of Directors recommends you vote THREE YEARS on the following proposal: 4. To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers. 1 Year 2 Years 3 Years Abstain The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR ALL on item 1, FOR on items 2 and 3 and THREE YEARS on item 4. If any other matters properly come before the meeting or any adjournment or postponement thereof, the persons named in this proxy are authorized to vote in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V97035-P52732 LEONABIO, INC. Annual Meeting of Stockholders June 22, 2026 8:00 AM PT Via the internet at www.virtualshareholdermeeting.com/LONA2026 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Mark Litton, Robert Renninger and Mark Worthington, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of LeonaBio, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM PT on June 22, 2026, as a virtual meeting via live webcast on the internet, and any adjournment or postponement thereof. To attend the meeting via the internet, please visit www.virtualshareholdermeeting.com/LONA2026 and have the information that is printed in the box marked by the arrow available and follow the instructions. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. CONTINUED AND TO BE SIGNED ON REVERSE SIDE